Registration Nos. 333 ‑ 103492
811 – 21313

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 27	☒

AMERICAN FIDELITY SEPARATE ACCOUNT C
(Exact Name of Registered Separate Account)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Insurance Company)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Insurance Company’s Principal Executive Offices)	(Zip Code)

Insurance Company’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Courtney Keeling
Senior Vice President and General Counsel	Assistant Vice President and Counsel
American Fidelity Assurance Company	American Fidelity Assurance Company
9000 Cameron Parkway	9000 Cameron Parkway
Oklahoma City, Oklahoma 73114	Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on May 1, 2026 pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (the “Securities Act”)
If appropriate, check the following box:

☐	This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.
Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing

☐	Emerging Growth Company (as defined by Rule 12b‑2 under the Securities Exchange Act of 1934 (the “Exchange Act”)

☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 7(a)(2)(b) of the Securities Act

☒	Insurance Company relying on Rule 12h‑7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b‑2 under the Exchange Act

Title of Securities Being Registered:	Group variable annuity contracts

AFMaxx® 457(b) Group Variable Annuity from

May 1, 2026

AFMaxx® 457(b) Group Variable Annuity
issued by
American Fidelity Separate Account C
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2026
American Fidelity Separate Account C (“Separate Account C” or the “Registrant”) is offering group annuity contracts to state and local governmental employers for use in Eligible Deferred Compensation Plans as defined in Section 457(b) of the Internal Revenue Code, as amended. This prospectus describes all of the material features of the policy, which is issued by American Fidelity Assurance Company, in the form of group contracts between American Fidelity Assurance Company and the state or local government employer.
The AFMaxx® 457(b) Group Variable Annuity is a group deferred, flexible payment annuity policy. You have 11 investment options in the annuity – the Guaranteed Interest Account, which is a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios (see “Appendix: Investment Options Available Under the Policy”):

American Funds Insurance Series® Washington Mutual Investors Fund SM EUPAC Fund™** BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio***
Mid‑Cap Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AFMaxx® 457(b) Group Variable Annuity and Separate Account C that prospective investors should know before investing. Please keep this prospectus for future reference.
An investment in the policy is a complex investment and involves risks, including potential loss of principal. The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. If you withdraw money from the policy within the first 10 policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments. An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the financial strength and claims-paying ability of American Fidelity Assurance Company.
If you are a new investor in the policy, you may cancel your AFMaxx® 457(b) Group Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

*	Vanguard is a trademark of The Vanguard Group, Inc.
**	American Funds Insurance Series ® – International Fund was renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
***	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

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GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value: The value of your participant account during the accumulation phase.
Accumulation phase: The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed). Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub‑account during the accumulation phase.
Annuitant: The person on whose life annuity payments are based.
Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date: The date annuity payments begin.
Annuity options: The payout methods available to select during the annuity period.
Annuity payments: Regular income payments received from the policy during the annuity phase.
Annuity phase: The period of time during which annuity payments are made.
Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub‑account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.
General account: Our general account consists of all of our assets other than those assets allocated to all separate accounts.
Guaranteed Interest Account: The fixed investment option within our general account which earns interest.
Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is the fixed investment option, and (2) the sub‑accounts, which are variable investment options. We reserve the right to add, remove, or combine sub‑accounts as eligible investment options.
Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account: The account we maintain for you as a participant, reflecting the accumulation units credited to you.
Plan: The 457(b) eligible deferred compensation plan established and maintained by the policyholder as it exists on the date it is issued to the policyholder (the date of issue) and any subsequent amendment(s) to it.
Policy: The AFMaxx® 457(b) Group Variable Annuity.
Policyholder: The owner of the policy, generally a state or local government employer identified on the application and to whom the policy is issued.
Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a participant’s applicable withdrawal charges, this period begins with the participant effective date.
Portfolio Companies: The companies offering the portfolios in which the sub‑accounts invest.
Purchase payment: Money invested in the plan on behalf of a participant and allocated to a participant’s account.
Separate Account: The separate account is called American Fidelity Separate Account C, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Sub‑Account: An investment option of Separate Account C that invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your: Generally, the participant.

OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of the AFMaxx® 457(b) Group Variable Annuity policy. Please read the entire prospectus for more detailed information about the policy and Separate Account C. The policy is issued in connection with an eligible deferred compensation plan pursuant to Section 457(b) of the Internal Revenue Code.
In this prospectus, we describe the AFMaxx® 457(b) Group Variable Annuity, a group deferred, flexible payment annuity policy. It is a group contract between a state or local government employer, as the policyholder on behalf of its participants, and American Fidelity Assurance Company. American Fidelity Assurance Company issues a single policy to the employer, who is then the policyholder. Through the AFMaxx® 457(b) Group Variable Annuity, the plan provides a means for eligible employees to invest, on a tax deferred basis, in one or more of the sub‑accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub‑accounts invests in a corresponding eligible portfolio.
The AFMaxx® 457(b) Group Variable Annuity is designated for participants seeking long term earnings generally for retirement or other long-term purposes. Participation in the AFMaxx® 457(b) Group Variable Annuity should not be considered for those looking for a short-term investment or those that cannot afford to lose some or all of the money invested. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.
Like all deferred annuities, the AFMaxx® 457(b) Group Variable Annuity has two phases: the accumulation phase and the annuity phase. During the accumulation phase, participants invest money in the annuity, at which point earnings accumulate on a tax deferred basis and are taxed as income only upon distribution. Similarly, during the annuity phase, earnings are taxed as income only upon distribution. Annuity payments under the policy will be paid on a fixed basis only. A qualified plan provides tax‑deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when the participant starts receiving regular payments under the annuity income options from his or her participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Although annuity payments may be paid on a fixed basis only, the amount of the payments a participant receives during the annuity phase will depend on the amount of money invested and the performance of the selected investment options during the accumulation phase. Annuity payments and options are discussed elsewhere in this document.
When purchase payments are made to a participant account, the payments will be allocated according to the instructions we receive from the participant or policyholder, as applicable. A participant may allocate some or all of a purchase payment to one or more of the sub‑accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option. Additional information about each of the following Portfolio Companies is provided in the Appendix (see “Appendix: Investment Options Available Under the Policy”).
American Funds Insurance Series® – Washington Mutual Investors Fund SM
American Funds Insurance Series® – EUPAC Fund™1
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund –Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund2 – Balanced Portfolio
Vanguard® Variable Insurance Fund2 – Capital Growth Portfolio3
Vanguard® Variable Insurance Fund2 – Mid‑Cap Index Portfolio
Vanguard® Variable Insurance Fund2 – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund2 – Total Stock Market Index Portfolio

[1]	American Funds Insurance Series ® – International Fund will be renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
[2]	Vanguard is a trademark of The Vanguard Group, Inc.
[3]	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

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At your direction, we will allocate your purchase payments to one or more of the sub‑accounts listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the foregoing sub‑accounts invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.
A participant may withdraw money from his or her participant account during the accumulation phase only, subject to the terms of the 457(b) plan, and a withdrawal charge may apply. The minimum partial withdrawal is $250, but a partial withdrawal must not reduce the value of the participant account to less than $100. Withdrawals and charges that may apply to withdrawals are discussed under “Surrenders and Withdrawals” below.
If your plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due monthly (see “Loans”).
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES, EXPENSES, AND ADJUSTMENTS	CROSS-REFERENCE(S)

Are There Charges or Adjustments for Early Withdrawal?
Yes. If you withdraw money from the Policy within the first 10 policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.
Fee Table; Charges-Withdrawal Charge; Surrenders and Withdrawals

Are There Transaction Charges?	No. Currently, there is no transfer fee for transfers between any of the investment options to which payments have been allocated; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.	Charges— Transfer Charge

Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.	Fee Table; Charges

Are There Ongoing Fees and Expenses?	Annual Fee	Minimum	Maximum

Base Contract (as a percentage of average account value - only one Contract Class offered)	1.50%	1.50%
Portfolio Company fees and expenses as a percentage of net asset value	0.13%	0.83%

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

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Lowest Annual Cost: $1,468	Highest Annual Cost: $2,028

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Least expensive combination of Contract Class and Portfolio Company fees and expenses

•
No sales charges

•
No additional purchase payments, transfers or withdrawals

Assumes:

•
Investment of $100,000

•
5% annual appreciation

•
Most expensive combination of Contract Class and Portfolio Company fees and expenses

•
No sales charges

•
No additional purchase payments, transfers or withdrawals

	RISKS	CROSS-REFERENCE(S)
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Is this a Short-Term Investment?	No. A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. Amounts withdrawn from the policy may result in surrender charges, taxes, and tax penalties.	Principal Risks of Investing in the Policy

What Are the Risks Associated with the Investment Options?	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

What Are the Risks Related to the Insurance Company?	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

RESTRICTIONS	CROSS-REFERENCE(S)

Are There Restrictions on Investment Options?	No. Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy—Transfers, Substitution

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may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

We reserve the right to remove or substitute Portfolio Companies as investment options

Are There any Restrictions on Contract Benefits?	Yes. We reserve the right to modify, limit, or terminate certain benefits available under the policy.	Benefits Available Under the Policy

	TAXES	CROSS-REFERENCE(S)

What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax‑qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	CROSS-REFERENCE(S)

How Are Investment Professionals Compensated?	This policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy -Underwriter

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy -Underwriter
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

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Transaction Expenses

	Policy Year	Withdrawal Charge
	1	8%
	2	8%
	3	8%
	4	8%
	5	8%
Surrender Charge (as a percentage of the amount surrendered)	6	4%
	7	4%
	8	4%
	9	4%
	10	4%
	11+	0%

Transfer Fee	None
Loan Interest Rate	5%
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses
	Current Fee		Maximum Fee
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.75%

*
Consists of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We currently charge a lower fee than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Contract Expenses table. We may increase the administrative charge and/or the distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b‑1) fees, and other expenses)	0.13%	0.83%
Example
This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

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The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,360	$15,264	$20,425	$31,699

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,360	$7,264	$12,425	$26,538
Minimum Portfolio Company Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,657	$13,136	$16,849	$24,794

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,657	$5,136	$8,849	$19,259
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Market Risk. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.
Early Withdrawal Risk. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Insurance Company Risk. Investment in the policy is subject to the risks related to the Insurance Company, American Fidelity Assurance Company, including that any obligations (including under the fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.
Contract Changes Risk. There is the risk that in the future we will exercise our right to change certain fees or features of the policy, including the following:

•	We reserve the right to add or remove sub‑accounts as investment options;

•	At our discretion, we may substitute any of the portfolios available under the policy with another investment option;

•	We reserve the right to limit transfers; and

•	We may modify or limit certain policy features.

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Risk of Loss. You can lose money by investing in the policy.
NON‑PRINCIPAL RISKS OF INVESTING IN THE POLICY
Considerations Regarding Cybersecurity
With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting American Fidelity Assurance Company, Separate Account C, the Portfolio Companies, and any affiliated or unaffiliated vendors or services providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate the value of accumulation units, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its owners, annuitants, insureds, and beneficiaries could be negatively impacted as a result of the foregoing.
GENERAL DESCRIPTION OF THE REGISTRANT, INSURANCE COMPANY, AND PORTFOLIO COMPANY
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity, and accident and health insurance business in 49 states, the District of Columbia, Guam, American Samoa, and Puerto Rico. Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114. We rely on the exemption provided by rule 12h‑7 under the Exchange Act.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We are obligated to pay all amounts promised to investors under the AFMaxx® 457(b) Group Variable Annuity, subject to our financial strength and claims-paying ability.
Separate Account C
We established Separate Account C under Oklahoma insurance law in 2002 to hold the assets that underlie the AFMaxx® 457(b) Group Variable Annuity. Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002. The Separate Account is divided into multiple sub‑accounts.
We hold Separate Account C’s assets in our name on behalf of Separate Account C, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains, and losses (realized or unrealized) that result from Separate Account C’s assets are credited to or charged against Separate Account C without regard to our other income, gains, and losses.

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Variable Options
When you buy an AFMaxx® 457(b) Group Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account C’s sub‑accounts and the Guaranteed Interest Account (see “Fixed Option”). Each of the sub‑accounts is a variable investment option and corresponds with one of the Portfolio Companies made available as variable investment options. Contract value allocated to a variable option will vary based on the investment experience of the corresponding Portfolio Company in which the variable option invests. There is a risk of loss of the entire amount invested in a variable option. Information about each variable option and the fixed option, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub‑investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to the prospectus (see “Appendix: Investment Options Available Under the Policy”).
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑2. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Although American Fidelity Assurance Company legally owns the underlying portfolios’ shares, we believe that we must get instructions from participants or the policyholders about how to vote the shares when an underlying Portfolio Company solicits proxies in conjunction with a shareholder vote. When we receive appropriate voting instructions, we will vote all of the shares we own in proportion to those instructions. This type of voting may allow a small number of participants or policyholders to control the outcome of the vote. If we determine that we are no longer required to seek voting instructions, we will vote the shares in our own right.
Fixed Option
When you buy an AFMaxx® 457(b) Group Variable Annuity policy, you can allocate the money you invest under the policy to one or one or more of Separate Account C’s sub‑accounts (see “Variable Options ”) and the Guaranteed Interest Account. The Guaranteed Interest Account is a fixed investment option. Information about the fixed option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate is available in the Appendix to the prospectus (see “Appendix: Investment Options Available Under the Contract”). Interest is calculated on an annualized based and accrued daily on the guaranteed interest rate multiplied by the balance of your Guaranteed Interest Account. The minimum guaranteed interest rate of the Guaranteed Interest Account is 3.0%. We may declare additional interest at our discretion.
CHARGES
Charges and expenses that exist in connection with the policy will reduce your investment return. You should carefully read this section for information about these expenses.
Insurance Charges
We pay all of the operating expenses of Separate Account C, and we deduct insurance charges from each participant account. We deduct the insurance charges when we calculate the value of the accumulation units. The insurance charges include:

•	mortality and expense risk charge;

•	administrative expense; and

•	distribution expense charge.
Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted. This charge compensates us for all the insurance benefits provided by the policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.

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Administrative Charge. The administrative charge for each participant is equal, on an annual basis, to 0.15% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of a participant account invested in a portfolio. This charge is for all the expenses associated with the policy’s administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge. The distribution expense charge for each participant is equal, on an annual basis, to 0.10% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of the participant account invested in a portfolio. This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals made may be subject to a withdrawal charge that compensates us for expenses associated with selling the AFMaxx® 457(b) Group Variable Annuity. The withdrawal charge is a percentage (up to 8%) of the amount withdrawn, as shown in the Fee Table that appears elsewhere in this prospectus. We calculate the withdrawal charge at the time of each withdrawal.
After the first policy year, under certain circumstances, we waive the withdrawal charge for amounts paid to the policyholder for the benefit of a participant, or another person entitled to benefits under the plan. Amounts eligible for this waiver of the withdrawal charge are those requested on behalf of a participant who has died, retired, has an unforeseen emergency as defined by the plan, or has terminated employment under the terms of the plan. No withdrawal charge will be applied when a death benefit is paid.
Transfer Charge
Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end suspend, or change the transfer privilege, in which case we will provide written notice of any such action.
Portfolio Expenses
In addition to the charges discussed above, there are deductions from, and expenses paid out of, the assets of the portfolios. The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to the policy, we will deduct the amount of the tax from the policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes that we incur as a result of the policy. Currently, we are not making any such deductions.
REVENUE SHARING ARRANGEMENTS
American Fidelity Assurance Company’s affiliated broker dealer currently receives additional cash payments in connection with the Portfolio Companies identified below in exchange for American Fidelity Assurance Company providing certain administrative services. In consideration for these payments, we agree to perform services such as shareholder servicing, sub‑administration and record-keeping, as well as various other administrative services. These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses. These payments are sometimes referred to as “revenue sharing.” Our salespeople do not receive any additional compensation for selling one sub‑account over another, and they do not give any special preference to a sub‑account just because that fund has a more favorable revenue sharing arrangement with us or our affiliated broker dealer.

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In connection with your fund purchase, our affiliated broker dealer is entitled to receive a percentage of the purchased sub‑account’s average daily net assets maintained for our policyholders. These percentages differ based upon the terms of our agreements, which may be terminated at any time. We and our affiliated broker dealer have entered into the following revenue sharing arrangements:

Company (Portfolio Company)	Revenue Sharing %
BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Small Cap Portfolio)	0.10%
BNY Mellon Corporation (with regard to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%
THE AFMAXX® 457(B) GROUP VARIABLE ANNUITY
Owning a 457(b) Group Variable Annuity Policy
The AFMaxx® 457(b) Group Variable Annuity is a group annuity policy that is designed for use in eligible deferred compensation plans adopted by state and local governmental employers pursuant to Section 457(b) of the Internal Revenue Code. American Fidelity Assurance Company issues a single policy that acts as a contract between an employer, who is the policyholder on behalf of the participants, and American Fidelity Assurance Company. Any present or future employee of the policyholder can become a participant by investing in the policy. Under the policy, American Fidelity Assurance Company promises to pay income to the participants in the form of annuity payments beginning on a date chosen by the participant. American Fidelity Assurance Company establishes an account for each participant, and the account contains values and reflects activity for the participant. The person upon whose life the annuity payments are based is called the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to the beneficiary.
Assets held under the policy must be held for the exclusive benefit of participants and their beneficiaries under the plan. All liabilities with respect to plan participants and their beneficiaries must be satisfied before any part of the assets and income of the policy will be used for, or diverted to, purposes other than for the exclusive benefit of plan participants and their beneficiaries.
Naming a Beneficiary
The beneficiary is the person or entity named in accordance with the plan to receive a benefit in the event of a participant’s death. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
PURCHASING AN AFMAXX® 457(B) GROUP VARIABLE ANNUITY POLICY
Purchase Payments
Money is invested in the policy when purchase payments are made. Purchase payments can only be made during the accumulation phase. Except for the initial purchase payment, purchase payments will be credited within one business day of receipt in our office. Depending on the plan, the amount of a participant’s purchase payments may be increased, decreased or changed at any time. All payment allocations must be in whole percentages. Purchase payments made by or on behalf of a participant must be at least $300 annually, unless we agree to a lesser amount. A participant account will not lapse even if no purchase payments are made during a policy year.
Once we receive a minimum initial purchase payment of $25 and the proper enrollment forms, we will (1) issue verification of participation in the policy, and (2) allocate the initial purchase payment according to instructions provided within two business days. We will contact the participant if additional information is needed to complete the application process. We reserve the right to reject any application or purchase payment. At the time the policy is purchased, the annuitant cannot be older than 85 years old or the maximum age permitted under state law. American Fidelity Assurance Company allocates purchase payments to each participant’s account as instructed by the policyholder, in accordance with the terms of the plan. Subsequent purchase payments will be allocated in the same manner unless we receive other instructions. The policyholder, or the participant, if the plan permits, may change allocations among sub‑accounts for future purchase payments.

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Accumulation Units
In order to keep track of the value of a participant account during the accumulation period, we use a measurement called an accumulation unit. Every purchase payment increases the number of accumulation units in a participant’s account. To determine the number of accumulation units that we should credit to a participant account, we determine the value of the accumulation unit for each sub‑account to which the participant allocates purchase payments. Because each sub‑account has its own value, the value of the accumulation unit for each of the sub‑accounts differs. We calculate the value of accumulation units after the New York Stock Exchange closes and then credit the participant account accordingly. On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub‑account by dividing the total value of a sub‑account’s net assets by the number of the sub‑account’s outstanding accumulation units.
The value of an accumulation unit relating to any sub‑account may go up or down from day to day. If a participant allocates purchase payments to any of the variable investment options, the value of his or her participant account will fluctuate depending upon the investment performance of the portfolio(s) corresponding to the sub‑account(s) to which the participant has allocated purchase payments. (This is not true if a participant invests solely in the Guaranteed Interest Account.) The value of a participant account also depends on the expenses of the policy and the underlying portfolio(s).
When a purchase payment is made, we credit the appropriate participant account with accumulation units using the accumulation unit value next determined after we receive the purchase payment. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub‑account by the value of the accumulation unit for that sub‑account. When a withdrawal is made, the number of accumulation units in the participant account will decrease. For more information about withdrawals, see the “Withdrawals” information that appears elsewhere in this document.
The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made.
Example
On Thursday, we receive an additional purchase payment of $100 designated to a participant account. The participant previously allocated 100% of this amount to the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account. When the New York Stock Exchange closes on that Thursday, we determine that a sub‑account accumulation unit for the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio is valued at $44.19. To determine the increased value of the participant account, we divide $100 by $44.19 and credit the participant account on Thursday night with 2.26 accumulation units of the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through financial professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on the American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.

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Investment Options
When purchase payments are made in connection with the AFMaxx® 457(b) Group Variable Annuity, a participant can allocate his or her purchase payments under the policy to one or more of Separate Account C’s sub- accounts and the Guaranteed Interest Account. Each of the sub‑accounts is a variable investment option and corresponds with one of the portfolios listed in the Appendix (see “Appendix: Investment Options Available Under the Policy”).
Shares of each of the Portfolio Companies are issued and redeemed in connection with investments in and payments under certain variable annuity policies and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the Portfolio Companies believe that offering its shares in this manner will be disadvantageous. Nevertheless, the board of trustees or the board of directors, as applicable, of each Portfolio Company intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and in order to determine what action, if any, should be taken. If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a Portfolio Company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets, which could adversely affect such portfolio’s net asset value per share.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
We reserve the right to add or remove subaccounts as investment options. At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AFMaxx® 457(b) Group Variable Annuity. If we decide to make a substitution, we will provide notice of our intention. A substitution will not be made without prior notice to you and the prior approval of the SEC to the extent required by the Investment Company Act of 1940, as amended.
Transfers
Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.
Automatic Dollar Cost Averaging
Automatic dollar cost averaging allows a participant to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to one or more of the investment options. A minimum balance of $10,000 is required to be held in the GIA to enroll in the automatic dollar cost averaging program. The minimum amount that may be transferred from the GIA to an investment option in this way is $500. Only the GIA can be used as the source of a transfer. By transferring the same amount on a regular schedule instead of transferring a larger amount at one time, a participant may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase. Currently, there is no transfer fee; however, we reserve the right to take into account transfers made under the automatic dollar cost averaging program in determining any transfer fee that is applicable in the future. When automatic dollar cost averaging programs are effective, asset rebalancing programs will not be allowed.

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Example
Assume that you want to move $1,000 each quarter from the GIA to another investment option over six quarters. You set up automatic dollar cost averaging and purchase Accumulation Units at the following values:

Quarter	Accumulation Unit Value	Units Purchased
1	$20.00	50
2	$10.00	100
3	$50.00	20
4	$25.00	40
5	$40.00	25
6	$20.00	50
You paid an average cost of only $21.05 per Accumulation Unit over six quarters, while the average market price actually was $27.50. By investing an equal amount of money each quarter, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.
This example is for illustration purposes only.
Asset Rebalancing
After you allocate your money to investment options, the performance of the different investment options may cause the balances of those investment options to differ from your original allocations. At your direction, we will automatically rebalance your investment options to match the allocations on file at the time of enrollment in the asset rebalancing program. For example, if your selected percentages specified 20% of policy value allocated to the sub‑account investing in underlying Portfolio Company X, 70% of policy value allocated to the sub‑account investing in underlying Portfolio Company Y, and 10% of policy value allocated to the sub‑account investing in underlying Portfolio Company Z, and investment performance caused those allocations to change, we would rebalance back to those percentages. You must complete a new asset rebalancing form to change the allocations used to rebalance your account. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee. When asset rebalancing programs are effective, automatic dollar cost averaging programs will not be allowed.
Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners. Although market timing by participants is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.
We have identified the possibility that participants may attempt to use market timing strategies in connection with Separate Account C, which includes variable investment options, as well as a fixed annuity account option. Market timing can be accomplished by switching back and forth between investment options. Market timing can make it very difficult for a Portfolio Company to manage an underlying portfolio’s investments. Frequent transfers may cause a Portfolio Company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.
In light of the risk posed to participants and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend, or change the ability of participants to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity. In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.

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•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.

•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk‑in withdrawals, interfund transfer requests received by facsimile, and electronic transfers through our website. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a participant attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the participant will be assessed a withdrawal charge of up to 8% at the time of each withdrawal. While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case‑by‑case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account C.
Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers. We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
In accordance with the plan, an annuity date will be established for each participant, at which time the participant will begin receiving regular monthly income payments (sometimes called distributions) from the annuity. We must be notified of the desired annuity date at least 30 calendar days before annuity payments begin.
The earliest annuity date that may be requested for commencement of a participant’s annuity payments is 30 calendar days after a participant’s effective date. The annuity date may not be later than the annuitant’s 85th birthday or the maximum date permitted under state law, whichever is earlier. The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the contract owner’s tax qualified plan, or (iii) if applicable, state law. This annuity date may be changed by written request any time before the original annuity date, and at least 30 calendar days before the new annuity date. Please read the plan for other information related to distributions.
The duration of a participant’s annuity phase will impact the amount of the participant’s monthly annuity payments. Choosing an early annuity date may increase the duration of a participant’s annuity phase, which will decrease the amount of the participant’s monthly annuity payments. Other material factors that determine the level of annuity benefits are the age of the annuitant, accumulation value of the annuity contract, and type and duration of the annuity option selected.
Selecting an Annuity Option
Four annuity payment options are available under the policy. In order to receive annuity payments under an annuity option, we must receive notice of the annuity option selected at least 30 calendar days before the annuity date. If an option is based on life expectancy, we will require proof of the payee’s date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment. The amount of the first monthly payment depends on the annuity option selected and the age of the annuitant at the time the first payment is due. The participant’s adjusted account value will be applied to the applicable annuity table based on the annuity option selected. The policy contains tables indicating the dollar amount of the first fixed monthly payment under each annuity payment option for each $1,000 of value applied. The guaranteed interest rate on all options is 3% compounded annually. We may suspend, defer, or postpone annuity payments as described elsewhere in this document.

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As permitted by the plan, one of the following annuity options may be chosen. If no annuity option is selected, we will make monthly annuity payments to you in accordance with Option 2 below. We may make other annuity options available from time to time. After annuity payments begin, the annuity option cannot be changed.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

OPTION 2	Lifetime Annuity with Guaranteed Periods	We will make monthly payments for the guaranteed period selected and thereafter, during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually spouses. Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3%, or 50% of the annuity payment in effect originally.

If a reduced payment of 66 2/3% or 50% to the surviving annuitant is selected, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living. Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.

OPTION 4	Period Certain	We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only. When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the annuitant’s death.
BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None
•
The minimum amount that may be transferred from the GIA to an investment option is $500.

•
Only the GIA can be used as a source of the transfer.

•
Only available during the accumulation phase.

•
A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.

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Death Benefit
The death benefit amount will be paid within seven calendar days of receipt of proof of death and proper written instructions, unless we suspend, defer, or postpone payments as described elsewhere in this document.
Death of Participant Before the Annuity Date
If a participant dies prior to the annuity date, the death benefit will be the greater of: (1) the participant’s purchase payments, less any withdrawals and withdrawal charges, or (2) the participant’s account value, adjusted for taxes determined as of the valuation period during which we receive both proof of death and proper written instructions.
Death of Annuitant After the Annuity Date
If an annuitant dies on or after the annuity date, during the annuity phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the annuitant’s death.
SURRENDERS AND WITHDRAWALS
If a policyholder’s plan permits, a participant may be allowed to withdraw cash from his or her participant account by redeeming all or part of the accumulation units in his or her participant account at any time during the accumulation period, before we begin making annuity payments. After we begin making annuity payments, no withdrawals or redemptions may be made.
Any partial withdrawal must be at least $250, although we may make exceptions for unforeseen emergencies, as defined by the plan. The redemption value of a participant account is equal to the value of the accumulation units in the account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, if applicable, and any taxes due will be deducted from the amount withdrawn before the participant receives it. In the event of a withdrawal, we will deduct the amount withdrawn proportionately from each of the participant’s investment options. If a participant does not want the withdrawal to come from each of his or her investment options proportionately, the participant must specify the investment options from which the withdrawals are to be made, using a form we accept. We reserve the right to distribute the full amount of any participant account that, after a withdrawal, has a value of less than $100, if permissible under the Internal Revenue Code of 1986, as amended. Income taxes and certain restrictions may apply to any withdrawals.
A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in a participant’s account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. A participant’s request for withdrawal must be submitted to us in writing on a form we accept. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper withdrawal requests received before 3:00 p.m., Central Time, will receive same‑day pricing.

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Withdrawal requests received after 3:00 p.m. Central Time will be processed the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we received your withdrawal request in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or

•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.
We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.
LOANS
If your policyholder’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan. If the loan amount exceeds the value of your policy in the Guaranteed Interest Account, we will withdraw amounts from your other sub‑accounts on a pro rata basis, based on your investment allocations, and transfer such amounts to the Guaranteed Interest Account to cause the value of your policy in the Guaranteed Interest Account to be equal to the loan amount. Amounts in the Guaranteed Interest Account earn interest daily at an annual rate equal to the guaranteed minimum interest rate described in the policy. Except as otherwise stated below with respect to Qualified Disaster Loans, the loan cannot be more than $50,000 or one‑half of the value of your policy, whichever is smaller. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $1,000. We can change this amount at our discretion.
We charge an annual interest rate of 5% on any loans that you take against your policy. The loan will be amortized over a term not to exceed five years with fixed payments due monthly, beginning on the calendar month following the execution of the loan agreement, on the applicable payment date. You may not make withdrawals while you have an outstanding loan against your policy. You may prepay your loan at any time without penalty.
If you fail to make a loan payment within 90 calendar days after the payment due date, the loan will be in default. Upon default, the outstanding principal balance of your loan plus accrued and unpaid interest thereon will become immediately due and payable and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan principal balance plus accrued and unpaid interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan principal and interest balance due, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable. There are special repayment guidelines available to you for personal or military leave. If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate. The beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.

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For specific tax treatment regarding certain types of loans, please refer to the “Taxes” section immediately below.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities. It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments. Different rules exist regarding how you will be taxed depending on the distribution and the type of policy. A lump sum payment received as a total surrender (total redemption) or death benefit, will be taxed on the portion of the payment that exceeds the cost basis of the policy. For non‑qualified policies, this cost basis is generally the purchase payments, while for qualified policies there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.
For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. The exclusion amount for payments made from a policy issued pursuant to a qualified plan is generally determined by dividing the cost-basis of the policy by the anticipated number of payments to be made under the policy. Payments received after the investment in the policy has been recovered (i.e., when the total of the excludable amounts equal the investment in the policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain annuities issued under qualified plans there may be no cost basis in the policy.
Code Section 457 Plans
Section 457(b) of the Code allows employees and independent contractors of state and local governments to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals. A plan that satisfies the requirements of Code Section 457(b) is referred to as a “457(b) Plan”.
Restrictions on Distributions
The Code limits distributions from a 457(b) Plan. Generally, distributions may only be made upon the earliest to occur of the following distributable events:

•	a participant’s severance of employment, including retirement;

•	a participant’s attainment of the age 59 1⁄2;

•	a participant’s death; or

•	a participant is faced with an “unforeseeable emergency” (as defined in the plan, pursuant to the Code and Treasury Regulations).
Benefits under a 457(b) Plan are also subject to the terms and conditions of the Plan regardless of the terms and conditions of the policies issued pursuant to this prospectus. The terms of the Plan may limit the rights otherwise available under the policies.

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Required Distributions
A 457(b) Plan must meet certain rules concerning required minimum distributions that are set forth in the Code. Required minimum distributions are not required to begin until April 1 of the calendar year following the later of the participant’s retirement or the participant’s attainment of age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032). The distributions are calculated based on the value of the participant’s account and the participant’s age. Required Distributions may not be rolled over to another plan.
Tax Treatment of Distributions
Because all of the contributions to the participant accounts are made on a pre‑tax basis, all distributions will be subject to federal income tax. Taxation of a distribution may be deferred if the distribution is an Eligible Rollover Distribution and is rolled into an Eligible Retirement Plan. An Eligible Rollover Distribution is a non‑periodic distributions that is not: (a) part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of ten years or more; (b) a distribution that is a required minimum distribution; or (c) a distribution made in the event of an unforeseeable emergency as defined in regulations issued by the Treasury Department. An Eligible Retirement Plan is a tax qualified plan or IRA including a Code Section 403(b) plan, a 401(k) Plan, a traditional IRA and another governmental Section 457(b) plan.
Taxes will be due on the amount of any distribution as it is paid at ordinary income tax rates.
You should discuss with a tax advisor the tax implications of a distribution before electing to receive a distribution from the Plan.
Income Tax Withholding
All distributions from governmental 457(b) plans (except distributions that are rolled over to an Eligible Retirement Plan) are includible in the gross income of the participant when distributed, and will be subject to federal income tax withholding pursuant to Section 3405 of the Code.
There is a mandatory 20% withholding for Eligible Rollover Distributions that are not directly transferred to an Eligible Retirement Plan. An Eligible Rollover Distribution that is distributed to the participant is eligible to be rolled over to an “Eligible Retirement Plan” if the rollover is completed within 60 calendar days of receipt of the eligible rollover distribution by the participant. An Eligible Rollover Distribution other than a direct rollover is subject to the 20% withholding and any withheld amount not rolled over will be recognized as taxable income. Any federal income tax withheld will be applied against the participant’s federal income tax liability for the year of distribution and is available for refund. Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.
LEGAL PROCEEDINGS
There are no pending material legal proceedings affecting us, Separate Account C, or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
Our financial statements and Separate Account C’s financial statements are included in our Statement of Additional Information.

19

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
Variable Options
The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑2. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors Fund SM [1], [2] Adviser: Capital Research and Management CompanySM Sub adviser: None	0.25%	17.50%	14.17%	12.65%
Stock/International Growth Fund	American Funds Insurance Series® EUPAC Fund™ 2, [3], [4] Adviser: Capital Research and Management CompanySM Sub adviser: None	0.47%	27.04%	3.66%	7.26%
Stock Index Fund	BNY Mellon Stock Index Fund, Inc.[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Mellon Investments Corporation (Index Provider)	0.27%	17.53%	14.11%	14.52%
Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Small Cap Portfolio[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management North America, LLC	0.83%	10.99%	4.26%	7.83%

[1]
The investment adviser is currently waiving a portion of its management fee equal to 0.15% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board.

[2]	Class 1 Shares.
[3]
The investment adviser is currently waiving a portion of its management fee equal to 0.06% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board

[4]	American Funds Insurance Series ® – International Fund was renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
[5]	Initial Share Class.

20

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.5, [6] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management Limited	0.66%	15.97%	11.93%	13.56%
Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Adviser: Wellington Management Company, LLP Sub Adviser: None	0.20%	16.46%	9.29%	10.03%
Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio[7] Adviser: PRIMECAP Management Company Sub Adviser: None	0.34%	28.98%	13.97%	14.96%
Stock/Mid‑Cap Index Fund	Vanguard® Variable Insurance Fund Mid‑Cap Index Portfolio Adviser: Vanguard Strategic Equity Index Management Sub Adviser: None	0.17%	11.54%	8.46%	10.77%
Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Adviser: Vanguard Fixed Income Group Sub Adviser: None	0.14%	6.94%	(0.51)%	1.90%
Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: Vanguard Global Equity Index Management Sub Adviser: None	0.13%	16.93%	12.98%	14.10%

[6]
The investment adviser has contractually agreed, until May 1, 2027, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b‑1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2027, the investment adviser may terminate this expense limitation agreement at any time.

[7]	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

21

Fixed Option
The following is the fixed option currently available under the policy (see “Fixed Option”). We may change the features of the fixed option listed below, offer new fixed options, and terminate the existing fixed option. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
American Fidelity Guaranteed Interest Account	N/A	3.0%

22

To learn more about the variable annuity and Separate Account C, you should read our Statement of Additional Information dated May 1, 2026, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at https://americanfidelity.com/support/annuities/p‑2 or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Reports and other information about the Registrant are available on the Securities and Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract No.: C000027248
ANN‑160

23

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectus for the AFMaxx® 457(b) Group Variable Annuity dated the same day as the SAI.

The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:

1.800.662.1113 x8840	va.help@americanfidelity.com

i

GENERAL INFORMATION AND HISTORY

American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam, American Samoa, and Puerto Rico.

American Fidelity Assurance Company established Separate Account C as a separate account under Oklahoma insurance law in 2002 to hold the assets that underlie the AFMaxx® 457(b) Group Variable Annuity policies. Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002. The Separate Account is divided into multiple sub-accounts.

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AFMAXX® 457(B) GROUP VARIABLE ANNUITY

The non-principal risks of investing in the AFMaxx® 457(b) Group Variable Annuity are described in the prospectus.

OFFERING OF THE AFMAXX®457(B) GROUP VARIABLE ANNUITY

American Fidelity Separate Account C offers the AFMaxx®457(b) Group Variable Annuity to employers of public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs. This is accomplished by our sales representatives meeting directly with such educators.

FIXED ANNUITY PAYOUT

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the annuity table that corresponds with the annuity option selected. The fixed annuity provides an annual guaranteed interest rate on all annuity options.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account C for 2025, 2024, and 2023 were $160,989, $143,963, and $122,431, respectively.

CUSTODIAN, INDEPENDENT AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account C required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account C’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account C, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report and the statutory-basis financial statements of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. The address of Deloitte & Touche LLP is 100 N. Broadway Avenue, Suite 2340, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Registrant and American Fidelity Assurance Company. Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account C and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account C. InvesTrust Consulting received $30,378, $36,432, and $29,910 for services provided to Separate Account C in 2025, 2024, and 2023, respectively.

LEGAL OPINION

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

FINANCIAL STATEMENTS

Following are the financial statements of Separate Account C and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account C.

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Statements

December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Fidelity Assurance Company and Contract Owners of American Fidelity Separate Account C:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts listed in Appendix A of American Fidelity Separate Account C (the “Separate Account”) of American Fidelity Assurance Company (the “Company”) comprising each of the individual Sub-Accounts listed in Appendix A, as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the underlying fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

February 27, 2026

We have served as the Company’s auditor since 2020.

2

American Fidelity Separate Account C of American Fidelity Assurance Company Report of Independent Registered Public Accounting Firm

Appendix A

Sub-Account

American Fund International

American Washington Mutual Investors

BNY Mellon Stock Index

BNY Mellon Sustainable US Equity

BNY Mellon Small Cap

Vanguard Total Bond Market Index

Vanguard Balanced

Vanguard Capital Growth

Vanguard Total Stock Index

Vanguard Mid Cap Index

3

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2025

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Small Cap*
Investments:
American Fund International (225,839 shares at net asset value of $22.33 per share) (cost $4,351,387)	$5,042,995	$—	$—	$—	$—
American Washington Mutual Investors (854,067 shares at net asset value of $18.18 per share) (cost $11,457,345)	—	15,526,931	—	—	—
BNY Mellon Stock Index Fund (452,680 shares at net asset value of $87.15 per share) (cost $23,041,538)	—	—	39,451,046	—	—
BNY Sustainable US Equity Portfolio (72,686 shares at net asset value of $58.50 per share) (cost $2,889,337)	—	—	—	4,252,136	—
BNY Mellon Small Cap (299,239 shares at net asset value of $48.00 per share) (cost $12,029,788)	—	—	—	—	14,363,457

Total assets	5,042,995	15,526,931	39,451,046	4,252,136	14,363,457

Total liabilities	—	—	—	—	—

Net assets	$5,042,995	$15,526,931	$39,451,046	$4,252,136	$14,363,457

Accumulation units outstanding	319,396	745,507	487,638	62,671	1,016,446
Accumulation unit value	$15.789	$20.827	$80.902	$67.849	$14.131

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

4

(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2025

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Investments:
Vanguard Total Bond Market Index (397,665 shares at net asset value of $10.80 per share) (cost $4,476,989)	$4,294,781	$—	$—	$—	$—
Vanguard Balanced (855,664 shares at net asset value of $25.41 per share) (cost $18,893,935)	—	21,742,415	—	—	—
Vanguard Capital Growth (263,934 shares at net asset value of $61.82 per share) (cost $10,239,712)	—	—	16,316,407	—	—
Vanguard Total Stock Index (301,561 shares at net asset value of $60.93 per share) (cost $13,307,967)	—	—	—	18,374,134	—
Vanguard Mid Cap Index (268,372 shares at net asset value of $27.96 per share) (cost $6,265,021)	—	—	—	—	7,503,682

Total assets	4,294,781	21,742,415	16,316,407	18,374,134	7,503,682

Total liabilities	—	—	—	—	—

Net assets	$4,294,781	$21,742,415	$16,316,407	$18,374,134	$7,503,682

Accumulation units outstanding	313,941	532,919	217,232	580,801	320,225
Accumulation unit value	$13.680	$40.799	$75.111	$31.636	$23.433

See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Operations

Year ended December 31, 2025

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Small Cap*
Net investment income (loss):
Investment income distribution from underlying mutual fund	$73,640	$240,438	$378,941	$9,671	$88,248
Less expenses:
Mortality and risk	54,149	182,577	459,862	49,124	169,010
Administration	6,498	21,909	55,183	5,895	20,281
Distribution	4,332	14,606	36,789	3,930	13,521

Total expenses	64,979	219,092	551,834	58,949	202,812

Net investment income (loss)	8,661	21,346	(172,893)	(49,278)	(114,564)

Realized gains on investments:
Realized gains distributions from underlying mutual fund	—	964,857	2,033,876	309,007	—
Proceeds from sales	279,233	1,349,275	3,102,566	298,072	947,449
Cost of investments sold	262,271	1,019,069	1,926,160	209,379	859,643

Net realized gains on investments sold	16,962	330,206	1,176,406	88,693	87,806

Net realized gains on investments	16,962	1,295,063	3,210,282	397,700	87,806

Unrealized appreciation on investments, end of year	691,608	4,069,586	16,409,508	1,362,799	2,333,669
Unrealized appreciation (depreciation) on investments, beginning of year	(269,777)	3,242,861	13,974,858	1,169,264	1,074,176

Change in unrealized appreciation (depreciation) on investments	961,385	826,725	2,434,650	193,535	1,259,493

Net increase in net assets from operations	$987,008	$2,143,134	$5,472,039	$541,957	$1,232,735

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

6

(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Operations

Year ended December 31, 2025

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Net investment income (loss):
Investment income distribution from underlying mutual fund	$144,168	$415,463	$138,622	$203,407	$87,229
Less expenses:
Mortality and risk	53,321	250,030	172,489	218,070	89,120
Administration	6,398	30,004	20,699	26,168	10,694
Distribution	4,266	20,002	13,799	17,446	7,130

Total expenses	63,985	300,036	206,987	261,684	106,944

Net investment income (loss)	80,183	115,427	(68,365)	(58,277)	(19,715)

Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	—	1,779,548	595,631	949,554	347,509
Proceeds from sales	731,116	1,009,072	979,599	2,494,809	573,806
Cost of investments sold	777,502	933,134	677,357	1,938,582	490,498

Net realized gains (losses) on investments sold	(46,386)	75,938	302,242	556,227	83,308

Net realized gains (losses) on investments	(46,386)	1,855,486	897,873	1,505,781	430,817

Unrealized appreciation (depreciation) on investments, end of year	(182,208)	2,848,480	6,076,695	5,066,167	1,238,661
Unrealized appreciation (depreciation) on investments, beginning of year	(371,808)	2,038,029	3,427,577	4,002,793	978,138

Change in unrealized appreciation (depreciation) on investments	189,600	810,451	2,649,118	1,063,374	260,523

Net increase in net assets from operations	$223,397	$2,781,364	$3,478,626	$2,510,878	$671,625

See accompanying notes to financial statements.

7

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2025

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Small Cap*
Increase in net assets from operations:
Net investment income (loss)	$8,661	$21,346	$(172,893)	$(49,278)	$(114,564)
Net realized gains on investments	16,962	1,295,063	3,210,282	397,700	87,806
Unrealized appreciation during the year	961,385	826,725	2,434,650	193,535	1,259,493

Net increase in net assets from operations	987,008	2,143,134	5,472,039	541,957	1,232,735
Net increase (decrease) in net assets from contract transactions	360,703	(716,949)	(1,597,225)	12,366	(324,279)

Increase in net assets	1,347,711	1,426,185	3,874,814	554,323	908,456
Net assets, beginning of year	3,695,284	14,100,746	35,576,232	3,697,813	13,455,001

Net assets, end of year	$5,042,995	$15,526,931	$39,451,046	$4,252,136	$14,363,457

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

8

(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2025

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$80,183	$115,427	$(68,365)	$(58,277)	$(19,715)
Net realized gains (losses) on investments	(46,386)	1,855,486	897,873	1,505,781	430,817
Unrealized appreciation during the year	189,600	810,451	2,649,118	1,063,374	260,523

Net increase (decrease) in net assets from operations	223,397	2,781,364	3,478,626	2,510,878	671,625
Net increase (decrease) in net assets from contract transactions	44,115	(58,340)	251,739	(1,141,480)	156,810

Increase in net assets	267,512	2,723,024	3,730,365	1,369,398	828,435
Net assets, beginning of year	4,027,269	19,019,391	12,586,042	17,004,736	6,675,247

Net assets, end of year	$4,294,781	$21,742,415	$16,316,407	$18,374,134	$7,503,682

See accompanying notes to financial statements.

9

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2024

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Opportunistic Small Cap
Increase in net assets from operations:
Net investment income (loss)	$(276)	$41,760	$(110,512)	$(32,968)	$(109,375)
Net realized gains (losses) on investments	(3,360)	379,951	2,800,696	99,004	59,141
Unrealized appreciation during the year	50,502	1,770,608	3,989,255	620,528	454,105

Net increase in net assets from operations	46,866	2,192,319	6,679,439	686,564	403,871
Net increase (decrease) in net assets from contract transactions	399,160	(997,115)	(634,960)	(37,512)	(295,424)

Increase in net assets	446,026	1,195,204	6,044,479	649,052	108,447
Net assets, beginning of year	3,249,258	12,905,542	29,531,753	3,048,761	13,346,554

Net assets, end of year	$3,695,284	$14,100,746	$35,576,232	$3,697,813	$13,455,001

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

10

(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2024

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Increase in net assets from operations:
Net investment income (loss)	$51,881	$135,709	$(48,658)	$(42,924)	$(9,179)
Net realized gains (losses) on investments	(59,466)	1,080,254	596,061	1,491,555	107,097
Unrealized appreciation during the year	7,066	972,586	743,417	1,474,382	658,340

Net increase in net assets from operations	(519)	2,188,549	1,290,820	2,923,013	756,258
Net increase in net assets from contract transactions	266,660	(34,976)	136,298	682,753	432,072

Increase in net assets	266,141	2,153,573	1,427,118	3,605,766	1,188,330
Net assets, beginning of year	3,761,128	16,865,818	11,158,924	13,398,970	5,486,917

Net assets, end of year	$4,027,269	$19,019,391	$12,586,042	$17,004,736	$6,675,247

See accompanying notes to financial statements.

11

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Highlights

Five year period ended December 31

	American Fund International
	2025	2024	2023	2022	2021
Net assets	$5,042,995	$3,695,284	$3,249,258	$2,429,050	$2,540,425
Accumulation unit value	15.789	12.616	12.386	10.827	13.833
Number of accumulation units outstanding	319,396	292,910	262,342	224,343	183,656
Investment income as a percent of average net assets (1)	1.70%	1.50%	1.66%	2.12%	3.00%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	25.15	1.86	14.40	(21.73)	(2.70)

	American Washington Mutual Investors*
	2025	2024	2023	2022	2021
Net assets	$15,526,931	$14,100,746	$12,905,542	$11,361,266	$12,777,415
Accumulation unit value	20.827	17.993	15.297	13.198	14.607
Number of accumulation units outstanding	745,507	783,677	843,673	860,842	874,751
Investment income as a percent of average net assets (1)	1.64%	1.81%	2.11%	2.13%	1.70%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	15.75	17.62	15.90	(9.65)	26.21

	BNY Mellon Stock Index
	2025	2024	2023	2022	2021
Net assets	$39,451,046	$35,576,232	$29,531,753	$23,841,351	$29,879,866
Accumulation unit value	80.902	69.874	56.898	45.865	57.009
Number of accumulation units outstanding	487,638	509,149	519,034	519,817	524,129
Investment income as a percent of average net assets (1)	1.03%	1.17%	1.43%	1.34%	1.15%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	15.78	22.81	24.06	(19.55)	26.50

	BNY Mellon Sustainable US Equity
	2025	2024	2023	2022	2021
Net assets	$4,252,136	$3,697,813	$3,048,761	$2,390,304	$2,994,380
Accumulation unit value	67.849	59.389	48.271	39.573	52.091
Number of accumulation units outstanding	62,671	62,265	63,159	60,402	57,484
Investment income as a percent of average net assets (1)	0.25%	0.54%	0.71%	0.51%	0.75%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	14.25	23.03	21.98	(24.03)	25.11

	BNY Mellon Small Cap*
	2025	2024	2023	2022	2021
Net assets	$14,363,457	$13,455,001	$13,346,554	$12,633,324	$15,476,923
Accumulation unit value	14.131	12.925	12.541	11.649	14.183
Number of accumulation units outstanding	1,016,446	1,041,043	1,064,242	1,084,490	1,091,252
Investment income as a percent of average net assets (1)	0.65%	0.68%	0.32%	—%	0.11%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	9.33	3.06	7.66	(17.87)	14.73

	Vanguard Total Bond Market Index
	2025	2024	2023	2022	2021
Net assets	$4,294,781	$4,027,269	$3,761,128	$3,367,921	$3,927,747
Accumulation unit value	13.680	12.986	13.021	12.519	14.643
Number of accumulation units outstanding	313,941	310,124	288,856	269,018	268,234
Investment income as a percent of average net assets (1)	3.39%	2.82%	2.42%	1.99%	2.07%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	5.34	(0.27)	4.01	(14.51)	(3.18)

	Vanguard Balanced
	2025	2024	2023	2022	2021
Net assets	$21,742,415	$19,019,391	$16,865,818	$14,928,692	$18,341,731
Accumulation unit value	40.799	35.560	31.443	27.919	33.071
Number of accumulation units outstanding	532,919	534,848	536,388	534,721	554,613
Investment income as a percent of average net assets (1)	2.07%	2.26%	2.02%	1.93%	1.77%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	14.73	13.09	12.62	(15.58)	17.24

	Vanguard Capital Growth
	2025	2024	2023	2022	2021
Net assets	$16,316,407	$12,586,042	$11,158,924	$8,462,395	$9,463,012
Accumulation unit value	75.111	59.114	52.910	41.966	50.410
Number of accumulation units outstanding	217,232	212,912	210,904	201,649	187,720
Investment income as a percent of average net assets (1)	1.00%	1.11%	1.03%	0.86%	0.93%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	27.06	11.73	26.08	(16.75)	19.73

12

(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Highlights

Five year period ended December 31

	Vanguard Total Stock Index
	2025	2024	2023	2022	2021
Net assets	$18,374,134	$17,004,736	$13,398,971	$10,078,109	$11,824,683
Accumulation unit value	31.636	27.463	22.534	18.161	22.937
Number of accumulation units outstanding	580,801	619,185	594,617	554,929	515,534
Investment income as a percent of average net assets (1)	1.16%	1.22%	1.11%	1.32%	1.13%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	15.20	21.87	24.08	(20.82)	23.77

	Vanguard Mid Cap Index
	2025	2024	2023	2022	2021
Net assets	$7,503,682	$6,675,247	$5,486,917	$4,282,189	$4,585,466
Accumulation unit value	23.433	21.325	18.812	16.486	20.616
Number of accumulation units outstanding	320,225	313,020	291,672	259,744	222,426
Investment income as a percent of average net assets (1)	1.22%	1.35%	1.38%	1.08%	1.05%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	9.89	13.36	14.11	(20.03)	22.51

*	See Note 1(b) for name change.
(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund divided by the average net assets.
(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

See accompanying notes to financial statements.

13

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

(1)	Summary of Significant Accounting Policies

(a)	Organization

American Fidelity Separate Account C (Account C) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account C was June 4, 2002. Account C is an investment company and applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (FASB) ASC Topic 946 Financial Services – Investment Companies.

The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).

(b)	Investments

On May 1, 2021, American Blue Chip Income and Growth Fund changed its name to American Washington Mutual Investors.

On December 31, 2025, BNY Mellon VIF Opportunistic Small Cap Portfolio changed its name to BNY Mellon VIF Small Cap Portfolio.

Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade-date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account C groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including Account C’s own assumptions used to determine the fair value of investments).

There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

The following table summarizes the inputs used to value Account C’s investments as of December 31, 2025:

Level 1	$146,867,984
Level 2	—
Level 3	—

Total	$146,867,984

The costs of purchases of investments for the year ended December 31, 2025 were as shown below:

2025
American Fund International	$577,675
American Washington Mutual Investors Fund*	1,428,383
BNY Mellon Stock Index	3,269,122
BNY Mellon Sustainable US Equity	570,166
BNY Mellon VIF Small Cap Portfolio*	508,605
VG Total Bond Market Index	855,414
VG Balanced	2,845,707
VG Capital Growth	1,758,605
VG Total Stock Index	2,244,606
VG Mid Cap Index	1,058,410

*	See Note 1(b) for name change

(c)	Federal Income Taxes

Account C is not taxed separately because the operations of Account C are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account C will not be taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account C for federal income taxes. AFA will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account C recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account C has no unrecognized tax positions as of December 31, 2025.

As of December 31, 2025, Account C has no accrued interest and penalties related to unrecognized tax positions. Account C would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

15

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

The tax years 2020 through 2025 remain open to examination by the major taxing jurisdictions to which Account C is subject to tax. Account C, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for current payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account C. As of December 31, 2025, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account C held no annuity reserves at December 31, 2025.

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Expenses and Related-Party Transactions

AFA manages the operations of Account C and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.000411% of the Funds’ daily net assets (0.15% per annum). Mortality and expense fees are equal to 0.003425% of the Funds’ daily net assets (1.25% per annum). All such fees were paid to AFA. Distribution fees are equal to 0.000274% (0.10% per annum).

During the accumulation period, contract owners may partially or totally withdraw from Account C by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, are 8.0% in policy years one through five, 4.0% in policy years six through ten, and 0% beginning in policy year eleven. Distribution fees and withdrawal charges were paid to American Fidelity Securities, Inc., an affiliated broker dealer company.

16

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

(3)	Unit Activity from Contract Transactions

Transactions in units for each segregated subaccount for the years ended December 31, 2025 and 2024 were as follows:

	2025 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	50,042	$694,885	36,955	$717,299
Withdrawal of funds	(23,556)	(334,182)	(75,125)	(1,434,248)

Net change from contract transactions	26,486	$360,703	(38,170)	$(716,949)

	2025 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	27,604	$2,016,451	5,277	$322,822
Withdrawal of funds	(49,115)	(3,613,676)	(4,871)	(310,456)

Net change from contract transactions	(21,511)	$(1,597,225)	406	$12,366

	2025 – Segregated Subaccounts
	BNY Mellon Small Cap*		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	64,186	$834,304	64,368	$860,332
Withdrawal of funds	(88,783)	(1,158,583)	(60,551)	(816,217)

Net change from contract transactions	(24,597)	$(324,279)	3,817	$44,115

	2025 – Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	30,952	$1,156,019	22,524	$1,455,420
Withdrawal of funds	(32,881)	(1,214,359)	(18,204)	(1,203,681)

Net change from contract transactions	(1,929)	$(58,340)	4,320	$251,739

*	See Note 1(b) for name change.

17

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

	2025 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	58,387	$1,666,439	36,189	$810,350
Withdrawal of funds	(96,771)	(2,807,919)	(28,984)	(653,540)

Net change from contract transactions	(38,384)	$(1,141,480)	7,205	$156,810

	2024 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	46,872	$613,738	32,891	$557,250
Withdrawal of funds	(16,304)	(214,578)	(92,887)	(1,554,365)

Net change from contract transactions	30,568	$399,160	(59,996)	$(997,115)

	2024 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	29,783	$1,920,459	4,975	$277,516
Withdrawal of funds	(39,668)	(2,555,419)	(5,869)	(315,028)

Net change from contract transactions	(9,885)	$(634,960)	(894)	$(37,512)

	2024 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	73,037	$924,161	67,434	$872,952
Withdrawal of funds	(96,236)	(1,219,585)	(46,166)	(606,292)

Net change from contract transactions	(23,199)	$(295,424)	21,268	$266,660

*	See Note 1(b) for name change.

18

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2025

	2024 – Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	34,869	$1,177,236	21,014	$1,220,348
Withdrawal of funds	(36,409)	(1,212,212)	(19,006)	(1,084,050)

Net change from contract transactions	(1,540)	$(34,976)	2,008	$136,298

	2024 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	78,428	$1,999,761	37,511	$755,614
Withdrawal of funds	(53,860)	(1,317,008)	(16,163)	(323,542)

Net change from contract transactions	24,568	$682,753	21,348	$432,072

(4)	Segment Disclosures

The AFA Variable Products Investment Review Committee acts as Account C’s chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to Account C. The CODM has concluded that each of the segregated subaccounts operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within each of the segregated subaccounts’ financial statements.

(5)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2025. Subsequent events have been considered through February 27, 2026, the date the financial statements were issued.

19

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2025 and 2024

(With Independent Auditor’s Report Thereon)

AMERICAN FIDELITY ASSURANCE COMPANY

INDEPENDENT AUDITOR’S REPORT

The Board of Directors and Management of American Fidelity Assurance Company

Opinions

We have audited the statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Emphasis of Matter

As discussed in Note 14, the Company’s statutory-basis financial statements may not be indicative of the financial position, results of operations and cash flows that may have resulted had the Company functioned as a stand-alone operation independent of its parent and affiliates. Our opinion is not modified with respect to this matter.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments—Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 14, 2026

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2025 and 2024

(Dollar amounts in thousands)

Admitted Assets	2025	2024
Cash and invested assets:
Bonds, at amortized cost	$4,692,557	$4,618,750
Preferred stocks	6,102	5,866
Common stocks, at fair value (cost: $240,231 and $224,961 at December 31, 2025 and 2024, respectively)	226,416	235,611
Common stock, investment in affiliates at equity value (cost of $104 as of December 31, 2025 and 2024)	1,186	1,144
Mortgage loans on real estate	735,371	764,905
Investment real estate, at cost	18,390	2,241
Investment real estate held for sale	—	20,100
Policy loans	55,595	54,099
Cash and short-term investments	345,068	323,680
Other invested assets	207,088	185,092
Receivable for securities	1,420	2,142

Total cash and invested assets	6,289,193	6,213,630
Life insurance premiums and annuity considerations deferred and uncollected	58,002	53,363
Accident and health premiums due and uncollected	49,336	49,960
Investment income due and accrued	42,943	41,773
Amounts recoverable from reinsurers	1,353	1,739
Other receivables under reinsurance contracts	1,675	4,995
Net deferred tax asset	47,102	47,716
Other assets	143,222	132,920
Separate Account assets	2,018,665	1,735,943

Total admitted assets	$8,651,491	$8,282,039

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2025 and 2024

(Dollar amounts in thousands)

Liabilities and Capital and Surplus	2025	2024
Aggregate reserves:
Life policies and contracts	$3,177,370	$3,068,034
Accident and health policies	961,867	936,152

Total aggregate reserves	4,139,237	4,004,186
Policy and contract claims reserves	148,359	138,863
Liability for premiums and other deposit funds	376,368	381,987
Remittances and items not allocated	22,089	19,821
Accrued general insurance expenses, taxes, licenses, and fees	185,060	160,527
Funds held under coinsurance	471,345	510,172
Separate Account liabilities	2,018,665	1,735,943
Borrowed money	194,999	224,557
Other liabilities	385,944	397,206

Total liabilities	7,942,066	7,573,262

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500	2,500
Paid-in capital	5,888	5,888
Unassigned surplus	701,037	700,389

Total capital and surplus	709,425	708,777

Total liabilities and capital and surplus	$8,651,491	$8,282,039

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2025, 2024 and 2023

(Dollar amounts in thousands)

	2025	2024	2023
Income:
Life insurance premiums and annuity considerations	$525,355	$482,882	$445,442
Accident and health insurance premiums	1,108,633	1,050,266	1,044,994
Consideration for supplementary contracts with life contingencies	611	1,372	235
Net investment income	227,199	213,668	196,246
Commissions and expense allowances on reinsurance ceded	(23,543)	(23,993)	(14,803)
Other income	55,901	50,780	46,421

Total income	1,894,156	1,774,975	1,718,535

Benefits and other deductions:
Death benefits and matured endowments	58,408	51,147	48,358
Accident and health and disability benefits	483,714	457,185	480,031
Interest and adjustments on policy or deposit-type contract funds	17,469	15,228	7,240
Other benefits to policyholders and beneficiaries	306,140	290,281	220,514
Increase in aggregate reserves for future policy benefits	135,051	118,580	142,968
Selling, other operating, administrative, and general expenses	614,763	558,294	578,291

Total benefits and expenses	1,615,545	1,490,715	1,477,402

Income before federal income taxes and net realized capital gains	278,611	284,260	241,133
Federal income taxes	44,836	55,773	48,110

Income before net realized capital gains	233,775	228,487	193,023
Net realized capital gains (losses), net of federal income tax expense (benefit) of $(967), $(6,136), and $263, in 2025, 2024, and 2023, respectively (excluding gains (losses) of $(2,947), $(25,947), and $(4,549) transferred to the interest maintenance reserve in 2025, 2024, and 2023 respectively)	(3,195)	(7,860)	(1,731)

Net income	$230,580	$220,627	$191,292

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2025, 2024 and 2023

(Dollar amounts in thousands)

	2025	2024	2023
Capital and surplus, beginning of year	$708,778	$690,295	$628,225
Net income	230,580	220,627	191,292
Change in net unrealized capital gains (losses), net of tax expense of ($973), $2,015 and ($7,524) for 2025, 2024 and 2023, respectively	(21,225)	(3,634)	(15,499)
Change in net deferred tax assets	1,531	11,299	9,474
Change in nonadmitted assets	(25,282)	(12,152)	(12,295)
Change in asset valuation reserve	5,541	(5,332)	9,112
Dividends paid to stockholder	(190,000)	(193,000)	(120,000)
Change in liability for reinsurance in unauthorized companies	(498)	453	668
Other changes	—	222	(682)

Net change in capital and surplus	647	18,483	62,070

Capital and surplus, end of year	$709,425	$708,778	$690,295

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025, 2024 and 2023

(Dollar amounts in thousands)

	2025	2024	2023
Premiums and annuity considerations, net of reinsurance	$1,623,687	$1,540,601	$1,497,276
Investment income received	221,608	209,554	192,848
Allowances and reserve adjustments on reinsurance ceded	(23,543)	(23,993)	(14,803)
Other income	50,279	42,907	34,342
Benefit and loss related payments	(858,179)	(836,015)	(756,317)
Net transfers to Separate Accounts	(3,275)	(10,274)	(38,136)
Commissions and other expenses paid	(581,831)	(552,015)	(512,804)
Federal income taxes paid	(43,006)	(67,505)	(49,437)
Dividends paid to policyholders	(1,678)	(1,575)	(1,502)

Net cash from operations	384,062	301,685	351,467

Proceeds from investments sold, matured, or repaid:
Bonds	497,680	667,136	238,344
Stocks	8,408	2,910	6,658
Mortgage loans	76,714	63,473	68,544
Other Invested Assets	13,142	7,537	59,761
Other	723	26,571	1,213

Total investment proceeds	596,667	767,627	374,520

Cost of investments acquired:
Bonds	(570,869)	(484,456)	(376,536)
Stocks	(22,625)	(204,100)	(3,838)
Mortgage loans	(47,180)	(62,013)	(118,088)
Other Invested Assets	(37,994)	(14,801)	(15,062)
Other	(8,239)	(16,559)	(4,981)

Total investments acquired	(686,907)	(781,929)	(518,505)
Net change in policy loans and loans on fund deposits	(1,496)	(3,263)	(2,869)

Net cash from investing	(91,736)	(17,565)	(146,854)

Other cash provided	(35,119)	7,433	(10,845)
Dividends paid to stockholder	(190,000)	(198,000)	(121,000)
Other cash applied	(45,819)	(47,444)	(67,906)

Net cash used in financing and miscellaneous sources	(270,938)	(238,011)	(199,751)

Net change in cash and short-term investments	21,388	46,109	4,862
Cash and short-term investments, beginning of year	323,680	277,571	272,709

Cash and short-term investments, end of year	$345,068	$323,680	$277,571

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Securities exchange—bond proceeds	$21,531	$42,383	$30,107
Securities exchange—bond acquisitions	21,531	42,383	30,107
Borrowed money maturities rolled to FHLB deposit type contracts	29,500	62,500	95,000
Interest capitalization-Net investment income	636	531	711
Interest capitalization-Cost of investments aquired, bonds	636	531	711
Liquidation Receivable-Miscellaneous Income	—	—	2,000
Liquidation Receivable-Other Cash Applied	—	—	2,000

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(1)	Significant Accounting Policies

(a) Company Structure and Nature of Business

American Fidelity Assurance Company (the Company) was licensed as a life insurer on November 30, 1960, and provides a variety of financial services. The Company is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. The Company’s ultimate parent, AFC, is 94% owned by Cameron Enterprises A Limited Partnership (CEALP) whose general partner is Cameron Associates, Inc. Cameron Associates, Inc. is owned by William M. Cameron – 50% and Lynda L. Cameron – 50%. AFC also wholly owns American Public Life Insurance Company (APL), an insurance company, also domiciled in Oklahoma. See Note 14 for listing of affiliates.

The Company is licensed to conduct business in 49 states, the District of Columbia, American Samoa, Guam, and Puerto Rico, with approximately 70% of direct premiums written in California, Oklahoma, Ohio, Oregon, Texas, Mississippi, Kentucky, Alabama, and Indiana. Activities of the Company are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The primary source of the Company’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. The Life Division administers closed blocks of individual life products that were marketed through independent brokers in the United States of America and Latin America.

(b) Basis of Presentation

The accompanying statutory financial statements of the Company are prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than US (United States) generally accepted accounting principles (GAAP). These prescribed Statutory Accounting Practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC) including statements of SAP as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There are no permitted practices granted to the Company for 2025, 2024, and 2023 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(c) Differences between SAP and GAAP

SAP differs from GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The differences between SAP and GAAP include:

•

Investments in bonds are generally carried at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Investments in preferred stocks are generally carried at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•

The change in unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Realized capital gains and losses are determined based upon specific identification of the investments sold. Changes in admitted asset carrying amounts of investments that are carried at fair value are recorded directly in unassigned surplus as a change in net unrealized capital gains and losses. Under GAAP, realized capital gains and losses are recorded as a component of earnings.

•

Interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold under SAP. No such reserve is required under GAAP.

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under GAAP, controlled subsidiaries are consolidated, and results of operations are included in net income.

•

Asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus under SAP. No such reserve is required under GAAP.

•

GAAP requires an allowance for expected credit losses for certain financial assets. SAP requires an incurred loss model for these financial assets, with incurred losses recorded as a direct write down to the asset.

•

Certain assets, principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days are designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under GAAP, such amounts are carried with an appropriate valuation allowance when necessary.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under GAAP, a provision is established for expected uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Reserves are reported net of ceded reinsurance under SAP. Under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

•

Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that represent the Company’s best-estimates as of the reporting date (in accordance with ASU 2018-12), or (ii) the account value for certain contracts without significant life contingencies.

•	Policy acquisition costs are expensed as incurred under SAP, while under GAAP, successful acquisition costs are deferred and recognized over the estimated life of the cohort of contracts.

•

Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP and the change in deferred taxes is reported as a direct charge to surplus.

•

Leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are generally recognized on the balance sheet as a lease liability with a corresponding right-of-use asset according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases.

•	Premiums on annuity contracts are recognized when received. Under GAAP, premiums on annuity contracts are not recognized as revenue but as deposits.

•

Premiums for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents and restricted cash. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, GAAP does require a Statement of Comprehensive Income.

(d) Use of Estimates

The preparation of the financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to significant change are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(e) Recognition of Revenue and Related Expenses

Life premiums are recognized as income when due from policyholders under the terms of the insurance contract. For accident and health contracts, premiums are recognized as income when due from the policyholders, but no earlier than the effective date of coverage, under the terms of the contract. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2025, 2024, and 2023 that were subject to retrospective rating features were approximately $165, $165, and $172, respectively, which represented approximately 0.02%, 0.03% and 0.03% of net premiums written for group health and group life products in 2025, 2024, and 2023, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(f) Equipment and Software

Equipment and software are nonadmitted assets and stated at cost less accumulated depreciation. See Note 2 for nonadmitted assets disclosure. Equipment is depreciated on a straight-line basis using estimated lives of five to fifteen years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income. Capitalized internally developed software (IDS) costs are amortized on a straight-line basis with a useful life of three years from the date placed in service. Hosted arrangements of capitalized IDS are recorded as prepaid assets amortized over the contract period. Total depreciation and amortization expenses were $8,462, $6,884, and $7,078 for the years ended December 31, 2025, 2024, and 2023, respectively. IDS in the developmental stage is held in IDS work in process until software is placed in service.

	2025	2024
Leasehold improvements	$35,386	$34,028
Work in process	15,510	10,156
Internally-developed software	19,901	7,959
Accumulated depreciation & amortization	(40,853)	(28,837)

Total	$29,944	$23,306

(g) Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds rated as NAIC 1 - 5 are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the modified scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their amortized cost or fair value. Preferred stocks rated as NAIC 1 - 3 are carried at cost. Preferred stocks rated NAIC 4 - 6 are carried at the lower of cost or fair value. Perpetual preferred stocks are carried at fair value regardless of NAIC designation. Common stocks are carried at fair value.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Policy loans are stated at their aggregate unpaid principal balances.

Mortgage loans on real estate are stated at their aggregate unpaid principal balances.

Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2025 and 2024 were $0 and $0, respectively. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell.

There were no non-admitted amounts related to bond holdings as of December 31, 2025 and 2024.

Realized investment gains or losses are determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in the fair value of common stocks are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentration of credit risk in its investments.

The Company generally does not invest in any below-investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures before making mortgage loans. These procedures include evaluations of the creditworthiness of the borrowers and/or tenants and independent appraisals.

(h) Fair Value Measurements

The Company holds certain long-term bonds, preferred stocks, common stocks, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

Level 1 – quoted prices in active markets for identical instruments.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – instruments whose significant value drivers are unobservable.

(i) Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2025 and 2024, the Company’s non-admitted investment income due and accrued was zero. The cumulative amount of paid-in-kind (PIK) interest included in current principal balances was approximately $2,665 and $2,030 on December 31, 2025 and 2024 respectively.

(j) Non-admitted Assets

Certain assets, principally certain deferred income tax assets, software, prepaid expenses, and leasehold improvements are designated as non-admitted assets and are excluded from assets by a charge to statutory surplus. Changes in these non-admitted assets are presented as changes in unassigned surplus.

(k) Aggregate Reserves and Liability for Deposit-Type Contracts

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and supplemental health insurance policies including cancer and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 Individual annuity reserve (IAR) mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Cancer policy reserves are principally based on the 1985 and 2016 Cancer Claim Cost Tables and are established with interest rate assumptions ranging from 3.0% to 5.5%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular reserves less actual reserves released, and the tabular cost are determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one half of the extra premium charge for the year.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(l) Liability for Policy and Contract Claims

Policy and contract claim reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

(m) Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called. The IMR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(n) Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC. The AVR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o) Federal Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the Statutory Statements of Operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets (DTA) are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(p) Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(q) Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(r) Statutory Capital and Surplus and Dividend Restriction

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout which may be made without prior approval in 2026 is approximately $233,775.

On March 27, 2025, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $190,000 to be paid all or in part by December 31, 2025.

During 2025, the Company paid cash dividends to AFC in the amount of approximately $190,000.

On March 5, 2024, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $160,000 to be paid all or in part by December 31, 2024. On October 1, 2024, the Company declared an additional $33,000 ordinary dividend payable to AFC, totaling $193,000 to be paid all or in part by December 31, 2024.

During 2024, the Company paid cash dividends to AFC in the amount of approximately $198,000, of which $5,000 related to dividends outstanding from 2023.

The portion of unassigned (surplus) funds represented or reduced by cumulative unrealized gains and losses was $(2,105) and $19,120, respectively, for the years ended December 31, 2025 and 2024.

The Oklahoma Insurance Department has adopted Risk-Based Capital (RBC) requirements for life insurance companies. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action as of December 31, 2025 and 2024.

(s) Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A’s investment is in the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at fair value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2025, 2024, and 2023, the amount of premiums, considerations, or deposits was approximately $126,549, $117,149, and $110,691, respectively.

(t) Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly-owned subsidiaries. Intercompany accounts and transactions have not been eliminated from the statutory financial statements. The Company’s wholly and majority-owned subsidiaries as of December 31, 2025 and 2024 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting.

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets, and the related adjustments are reported as unrealized capital gains or losses in surplus. Distributions are recognized in investment income when declared to the extent that they are not more than undistributed accumulated earnings. Distributions more than undistributed earnings are recorded as a reduction of the carrying amount of the investment.

(u) Company Owned Life Insurance

The Company is the owner of three single-premium insurance policies and one group variable life insurance policy for certain current and former executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $106,369 and $95,537 as of December 31, 2025 and 2024, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $209,879 and $197,401 as of December 31, 2025 and 2024, respectively.

(v) Application of Accounting Pronouncements

In 2024, the NAIC adopted revisions to SSAP No. 26R, Bonds, SSAP No. 43R, Loan-Backed and Structured Securities, and SSAP No. 21R, Other Admitted Assets, in accordance with the principles-based bond definition project. These updates were effective for the Company January 1, 2025. There were no securities reclassified out of bonds and no impact to statutory surplus as a result of the adoption.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(2)	Admitted and Nonadmitted Assets

Assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus by a charge to surplus. Nonadmitted assets as of December 31 were as follows:

	2025	2024
Deferred tax asset	$72,758	$64,960
Furniture and equipment	9,013	10,312
Prepaids, deposits, and other receivables	32,111	22,273
Uncollected premiums	8,418	8,104
Equipment and software	21,152	13,004
Amounts receivable from reinsurers	1,227	1,227
Agents’ balances	1	18
Reinsurance Recoverable	500	—

	$145,180	$119,898

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(3)	Investments

(a) Bonds, Preferred and Common Stocks

As of December 31, 2025 and 2024, the carrying value and estimated fair value of bonds, preferred stock, and common stock were as follows:

	2025
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
Issuer credit obligations:
U.S. Treasury	$703	$2	$(10)	$695
Other U.S. government	350,819	625	(50,109)	301,335
Non-sovereign	9,971	—	(2,039)	7,932
Municipal	630,643	1,268	(150,445)	481,466
Project finance bonds	174,891	260	(18,460)	156,691
Corporates	2,101,842	22,677	(251,074)	1,873,445
Bonds issued by funds representing operating entities	197,449	1,596	(16,047)	182,998
Other issuer credit obligations	54,890	—	(4,076)	50,814
Asset-backed securities:
Agency mortgage-backed	632,481	4,405	(88,919)	547,967
Non-agency mortgage-backed	129,935	985	(27,660)	103,260
Non-agency CLOs	292,729	1,191	(33)	293,887
Other asset-backed securities	116,204	522	(3,516)	113,210

Total bonds	4,692,557	33,531	(612,388)	4,113,700

Preferred and common stocks:
Preferred stocks	5,223	1,331	(127)	6,427
Common stocks - unaffiliated	240,231	9,766	(23,581)	226,416
Common stocks - affiliated	104	1,082	—	1,186

Total stocks	245,558	12,179	(23,708)	234,029

Total	$4,938,115	$45,710	$(636,096)	$4,347,729

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

	2024
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$508	$—	$(31)	$477
Special revenue	659,718	2,357	(124,364)	537,712
States and territories	398,509	805	(86,251)	313,063
Foreign government	9,969	—	(2,495)	7,474
Industrial & miscellaneous	2,455,943	12,036	(355,522)	2,112,457
Mortgage-backed & other structured securities	1,094,103	3,460	(141,149)	956,413

Total bonds	4,618,750	18,658	(709,812)	3,927,596

Preferred and common stocks:
Preferred stocks	5,223	1,002	(89)	6,136
Common stocks - unaffiliated	224,961	13,993	(3,343)	235,611
Common stocks - affiliated	104	1,040	—	1,144

Total stocks	230,288	16,035	(3,432)	242,891

Total	$4,849,038	$34,693	$(713,244)	$4,170,487

(b) Bonds by Contractual Maturity

The carrying value and estimated fair value of investments in bonds as of December 31, 2025, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/ amortized cost	Estimated fair value
Due in one year or less	$93,765	$89,881
Due after one year through five years	547,456	519,388
Due after five years through ten years	573,143	550,295
Due after ten years	2,306,843	1,895,813
Asset-backed securities	1,171,350	1,058,323

Net gains (losses) on conversions and exchanges	$4,692,557	$4,113,700

For the years ended December 31, 2025, 2024, and 2023, investment income was generated as a result of prepayment penalty and/or acceleration fees that were approximately $259, $296, and $0, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Selected information about disposals of bonds is as follows:

	As of December 31,
	2025	2024	2023
Bonds:
Proceeds from sales	$126,380	$334,646	$79,303
Gross realized gains	549	1,780	302
Gross realized losses	(4,576)	(29,769)	(2,989)
Net gains (losses) on calls and redemptions	23	73	(851)
Net losses on conversions and exchanges	527	(4,568)	(2,148)

(c)	Other-Than-Temporary Impairments

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other than temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published fair values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost.

As of December 31, 2025 and 2024, the Company recorded OTTI of $559 and $4,701, respectively. There were no OTTI recorded on bonds, preferred, or common stocks in 2023. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions.

(d)	Net Investment Income

Net investment income for the years ended December 31, 2025, 2024, and 2023 is summarized below:

	2025	2024	2023
Interest on bonds	$193,628	$194,984	$187,338
Dividends on preferred and common stocks	21,688	7,804	449
Interest on mortgage loans	34,774	34,936	32,950
Investment real estate income	4,046	7,570	7,055
Interest on policy loans	3,238	3,260	2,927
Interest on cash & short-term investments & other	9,784	10,266	11,963

Gross investment income	267,158	258,820	242,682
Less investment expenses	39,959	45,152	46,436

Net investment income	$227,199	$213,668	$196,246

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Net realized capital gains (losses) for the years ended December 31, 2025, 2024, and 2023 consisted of the following:

	2025	2024	2023
Realized loss on bonds	$(3,477)	$(32,483)	$(5,686)
Realized gain on common stocks of nonaffiliates	1,053	1,661	4,154
Loss on bonds OTTI	(559)	(4,701)	—
Other capital (loss) gain	(4,126)	(4,420)	(4,485)

Total realized capital (losses) gains before federal income tax and IMR transfers	(7,109)	(39,943)	(6,017)
Less federal income tax expense (benefit)	(967)	(6,136)	263
Less IMR transfers	(2,947)	(25,947)	(4,549)

Net realized capital (losses) gains	$(3,195)	$(7,860)	$(1,731)

(e) Unrealized Losses

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities are in a continuous unrealized loss position, as of December 31, 2025 and 2024 were as follows:

	2025
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
Issuer credit obligations:
U.S. Treasury	$—	$—	$493	$(10)	$493	$(10)
Other U.S. government	15,688	(4)	194,469	(50,105)	210,157	(50,109)
Non-sovereign	—	—	7,932	(2,039)	7,932	(2,039)
Municipal	2,331	(154)	445,580	(150,291)	447,911	(150,445)
Project finance bonds	—	—	137,410	(18,460)	137,410	(18,460)
Corporates	140,034	(2,886)	1,219,062	(248,188)	1,359,096	(251,074)
Bonds issued by funds representing operating entities	17,650	(100)	115,630	(15,947)	133,280	(16,047)
Other issuer credit obligations	—	—	49,618	(4,076)	49,618	(4,076)
Asset-backed securities:
Agency mortgage-backed	7,411	(55)	343,144	(88,864)	350,555	(88,919)
Non-agency mortgage-backed	—	—	80,233	(27,660)	80,233	(27,660)
Non-agency CLOs	11,994	(33)	—	—	11,994	(33)
Other asset-backed securities	4,370	(28)	54,725	(3,488)	59,095	(3,516)

Total	$199,478	$(3,260)	$2,648,296	$(609,128)	$2,847,774	$(612,388)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

	2024
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$477	$(31)	$477	$(31)
Special revenue	93,908	(1,454)	363,695	(122,909)	457,603	(124,363)
States & territories	8,834	(412)	283,618	(85,839)	292,452	(86,251)
Foreign government	—	—	7,474	(2,495)	7,474	(2,495)
Corporate bonds	357,538	(22,627)	1,506,374	(332,896)	1,863,912	(355,523)
Loan-backed securities	147,576	(2,475)	468,205	(138,674)	615,781	(141,149)

Total	$607,856	$(26,968)	$2,629,843	$(682,844)	$3,237,699	$(709,812)

The investments included in U.S. Treasury, other U.S. government, non-sovereign, and municipals are high-grade investment quality bonds and have unrealized losses due to an increase in interest rates since acquisition. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in project finance bonds, corporates, bonds issued by funds representing operating entities and other issuer credit obligations represent obligations of operating entities and are high-grade investment quality bonds. The unrealized loss is due to interest rate fluctuations, the current market, and the economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in asset-backed securities are comprised primarily of U.S. government-sponsored agency mortgage-backed securities for which the U.S. government is not directly obligated, private label whole loan collateralized mortgage obligations, and private label collateralized loan obligations. The unrealized losses on these categories of securities are a result of interest rate fluctuations, which resulted in a decline in market values from original purchase price. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

The Company has no direct exposure to subprime mortgage-related risk. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

There were no loan-backed securities that recognized OTTI in 2025, 2024, and 2023, and there were no securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

(f) Mortgage Loans

During 2025, the Company invested $47,180 in new commercial mortgage loans.

The commercial mortgage loan portfolio is invested in a variety of commercial property types located in the United States. As of December 31, 2025 and 2024, the distribution of the portfolio by property type and geographic location was as follows:

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
Property type:
Office	$192,583	26%	$203,390	27%
Retail	252,984	35%	264,392	35%
Industrial	149,174	20%	151,339	20%
Apartments	61,523	8%	67,534	8%
Other	79,107	11%	78,250	10%

Total recorded investment	735,371	100%	764,905	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$735,371	100%	$764,905	100%

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic location:
New England	$19,193	3%	$20,301	3%
Middle Atlantic	77,080	10%	69,829	9%
East North Central	121,636	17%	124,179	16%
West North Central	19,009	3%	17,865	2%
South Atlantic	122,056	17%	136,154	18%
East South Central	81,077	11%	80,028	11%
West South Central	75,932	10%	83,449	11%
Mountain	84,565	11%	100,369	13%
Pacific	134,823	18%	132,731	17%

Total recorded investment	735,371	100%	764,905	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$735,371	100%	$764,905	100%

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The following table contains the risk categories of the loan portfolio. Loans are rated from CM1 (highest quality) to CM3 (medium quality). The factors that contribute to the CM category include the sector type, the loan-to-value ratio (LTV), the debt service coverage ratio (DSC), whether the loan is a construction loan, and whether the loan has cash reserves. These loans are transitional or under construction and may not yet be income-producing. The information for this credit quality indicator was updated in December 2025.

	2025		2024
	Carrying Value	Number of Loans	Carrying Value	Number of Loans
Risk categories:
CM1	$636,241	275	$668,720	282
CM2	88,492	23	87,677	25
CM3	10,638	3	8,508	2

Carrying value, net of valuation allowance	$735,371	301	$764,905	309

The maximum and minimum lending rates for mortgage loans originated during 2025 were 6.45% and 5.75%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2024 were 6.50% and 4.50%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2025 and 2024. During 2025 and 2024, the Company did not reduce interest rates on any outstanding mortgage loans. During 2025 and 2024, the Company held no mortgages with interest more than 180 days past due or impaired mortgage loans. The Company did not have any mortgage loans past due as of December 31, 2025 and 2024.

No commercial mortgage loans were written off in 2025 or 2024.

(g) Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned outstanding as of December 31, 2025 and 2024.

(h) Real Estate

The Company holds a real estate investment located in Arlington, Texas. This investment consists of land and buildings which are leased as commercial office space.

Through November 2025, the Company classified the property as held for sale. The Company recognized $4,126 in impairment loss to record the property at the lower of its carrying value or fair value while the property was classified as held for sale.

In December 2025, the Company reclassified its Texas real estate investment from held for sale to held for the production of income as the property did not meet the criteria of being actively marketed for sale. At the time of reclassification, the Company recognized a realized loss of $1,558, which is included in total impairment losses of $4,126 disclosed above.

During 2024, the Company recognized $926 in impairment losses on real estate held for sale.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

On December 31, 2024, the Company sold its real estate investment in Irving, Texas to a third-party for $18,250. A loss on sale of $3,216 was recognized in net realized capital gains (losses) in the Statutory Statement of Operations.

In 2023, increasing vacancy rates and declining fair values in the commercial real estate market led to the Company’s Arlington, Texas and Irving, Texas properties being evaluated for recoverability. Recoverability testing indicated that the properties’ carrying values exceeded the sum of their undiscounted cash flows, and the properties were impaired. Fair value was independently determined for each property from a third-party appraisal. An impairment loss of $734 and $4,787 was recognized for the Arlington, TX property and the Irving, TX property, respectively, in November 2023.

All impairment losses are recorded in net realized capital gains (losses) in the Statutory Statements of Operations.

(i) Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2025 and 2024:

	Gross (admitted and nonadmitted) restricted
Restricted asset category	Total 2025 admitted restricted	Total 2024 admitted restricted	Increase/ (decrease)	% of 2025 Total Admitted Assets
FHLB capital stock *	$25,625	$27,218	$(1,593)	0.30%
On deposit w ith states	3,169	3,064	105	0.04%
Pledged collateral to FHLB	881,238	927,095	(45,857)	10.19%

Total restricted assets	$910,032	$957,377	$(47,345)	10.52%

*	Federal Home Loan Bank (FHLB)

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2025 and 2024.

As of December 31, 2025 and 2024, the Company held no other restricted assets.

(4) Fair Value of Financial Instruments

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100R, Fair Value Measurements. The balances of these assets as of December 31, 2025 and 2024 were as follows:

	2025
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Common stock – unaffiliated	226,159	257	—	226,416
Common stock – affiliated	—	1,186	—	1,186
Separate account assets	2,018,665	—	—	2,018,665
Perpetual preferred stock	1,090	—	—	1,090

Total assets at fair value	$2,245,914	$1,443	$—	$2,247,357

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

	2024
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Common stock – unaffiliated	233,656	1,955	—	235,611
Common stock – affiliated	—	1,144	—	1,144
Separate account assets	1,735,943	—	—	1,735,943
Perpetual preferred stock	854	—	—	854

Total assets at fair value	$1,970,453	$3,099	$—	$1,973,552

As of December 31, 2025 and 2024, there were no securities reported at fair value with unobservable inputs (Level 3).

The following tables set forth the Company’s financial instruments’ fair value, carrying amount and level of fair value amounts as of December 31, 2025 and 2024:

		Estimated fair value as of December 31, 2025
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$2,018,665	$2,018,665	$—	$—	$—	$—	$2,018,665
Policy loans	55,595	—	—	—	55,595	—	55,595
Other invested assets	207,088	—	10,386	7,197	—	190,662	208,245
Cash and short-term investments	345,068	345,068	—	—	—	—	345,068
Bonds	4,692,557	695	4,051,299	61,706	—	—	4,113,700
Common stock	227,602	226,159	1,443	—	—	—	227,602
Preferred stock	6,102	1,974	4,452	—	—	—	6,426
Mortgage loans	735,371	—	—	699,920	—	—	699,920
Liabilities:
Certain policy liabilities	$2,346,619	$—	$—	$2,345,974	$—	$—	$2,345,974
Borrowed money	194,500	—	193,275	—	—	—	193,275

		Estimated fair value as of December 31, 2024
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,735,943	$1,735,943	$—	$—	$—	$—	$1,735,943
Policy loans	54,099	—	—	—	54,099	—	54,099
Other invested assets	185,092	—	9,783	2,402	—	173,719	185,904
Cash and short-term investments	323,680	323,680	—	—	—	—	323,680
Bonds	4,618,750	477	3,868,200	58,918	—	—	3,927,595
Common stock	236,755	233,656	3,099	—	—	—	236,755
Preferred stock	5,866	1,777	4,359	—	—	—	6,136
Mortgage loans	764,905	—	—	699,643	—	—	699,643
Liabilities:
Certain policy liabilities	$2,306,243	$—	$—	$2,305,492	$—	$—	$2,305,492
Borrowed money	224,000	—	219,145	—	—	—	219,145

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(a) Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

(b) Bonds, Common Stocks, Preferred Stocks, and Other Invested Assets

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed-maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models such as discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

Certain of the Company’s other invested assets include investments in limited partnerships that are measured using net asset value (NAV) as a practical expedient to fair value. Investment strategies of these investments include private equity, direct real estate, middle market lending, and commercial mortgage lending. Investments measured at NAV totaling $75,600 are in closed-end investment vehicles that cannot be redeemed until maturity, ranging from 2025 to 2035.

The fair value of equity securities is based on quotations from independent pricing services, published bid prices, or bid quotations received from securities dealers.

Separate account assets, which consist of common stocks, are valued at unadjusted quoted prices and are classified as Level 1.

(c) Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics using a discounted cash flow model. Commercial mortgage loans have average net yield rates of 4.52% and 4.42% for December 31, 2025 and 2024, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information.

(d) Policy Loans

Policy loans have average interest yields of 5.90% and 6.21% as of December 31, 2025 and 2024, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e) Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current U.S. Treasury spot rates.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

	2025		2024
	Carrying	Estimated	Carrying	Estimated
	value/cost	fair value	value/cost	fair value
Aggregate reserves for life policies & contracts	$2,346,619	$2,345,974	$2,306,243	$2,305,492
Annuities	$16,365	$16,549	$16,935	$16,663

(f) Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on current borrowing rates adjusted for the remaining duration of those borrowings.

(5)	Low-Income Housing Tax Credits

Low-income housing tax credits (LIHTC) are recorded within other invested assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During the years ended December 31, 2025 and 2024 and as of December 31, 2025 and 2024, LIHTC were as follows:

	2025
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	3	$6	$5
Oklahoma Fund IV, LP	2012	0	3	3	43
MHEG Community Fund 41, LP	2013	2	7	16	68
MHEG Community Fund 43, LP	2014	2	7	59	72
MHEG Community Fund 45, LP	2015	3	8	74	124

Total				$158	$312

	2024
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	4	$6	$11
Oklahoma Fund IV, LP	2012	0	4	4	46
MHEG Community Fund 41, LP	2013	3	8	74	84
MHEG Community Fund 43, LP	2014	3	8	35	129
MHEG Community Fund 45, LP	2015	4	9	79	195

Total				$198	$465

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

LIHTC property is not subject to regulatory reviews and does not exceed 10% of total admitted assets as of December 31, 2025 and 2024. The Company did not recognize impairment losses on the LIHTC investments in 2025 or 2024.

(6)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2025 and 2024, the Company Separate Account statement included legally insulated assets of approximately $2,018,665 and $1,735,943, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Separate Accounts do not have a securities lending program.

The assets of these accounts are carried at fair value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

	2025	2024	2023
1. Premiums, considerations, or deposits for year ended December 31	$126,549	$117,149	$110,691
2. Reserves as of December 31:
For accounts with assets at:
a. Fair value	$2,018,665	$1,735,943	$1,482,468
b. Amortized cost	—	—	—

c. Total reserves	$2,018,665	$1,735,943	$1,482,468

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—
b. With market value adjustment	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
d. At fair value	$2,018,665	$1,735,943	$1,482,468
e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

f. Subtotal	$2,018,665	$1,735,943	$1,482,468
g. Not subject to discretionary withdrawal	—	—	—

h. Total	$2,018,665	$1,735,943	$1,482,468

4. Reserves for asset default risk in lieu of AVR	$—	$—	$—

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Reconciliation of net transfers to or (from) Separate Accounts.

	2025	2024	2023
Transfers as reported in the statements of operations of the separate accounts statements:
Transfers to separate accounts	$126,549	$117,149	$110,691
Transfers from separate accounts	(123,974)	(107,222)	(73,715)

Net transfers to separate accounts	2,575	9,927	36,976

(7)	Aggregate Reserves

As of December 31, 2025 and 2024 the following table summarizes the aggregate reserves for the Company:

	2025	2024
Life, accident and health annual statement:
Life insurance, net	$757,599	$690,628
Accidental death benefits, net	8,689	7,389
Disability - active lives, net	21,474	17,898
Disability - disabled lives, net	7,008	7,000
Miscellaneous reserves, net	17,261	19,472

Total Aggregate Reserves	$812,031	$742,387

The Company had approximately $1,091,507 and $1,176,509 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the total gross annuity actuarial reserves and deposit liabilities were approximately $4,752,663 and $4,436,577, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $4,748,284 and $4,432,189, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $4,379 and $4,388 as of December 31, 2025 and 2024, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The following table summarizes the analysis of life and annuity actuarial reserves by withdrawal characteristics as of December 31, 2025 and 2024:

	Cash Value		Reserves
	2025	2024	2025	2024
Subject to discretionary withdrawal, surrender values or policy loans:
Term Policies with Cash Value	$20	$3,628	$8	$2,105
Universal Life	22,567	24,441	23,238	25,057
Universal Life with Secondary Guarantees	25,320	27,041	25,507	27,284
Other Permanent Cash Value Life Insurance	480,582	456,187	758,092	713,947
Miscellaneous Reserves	—	—	1,252	2,756
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	274,045	261,975
Accidental Death Benefits	XXX	XXX	8,757	7,468
Disability - Active Lives	XXX	XXX	21,521	17,951
Disability - Disabled Lives	XXX	XXX	8,258	8,233
Miscellaneous Reserves	XXX	XXX	197,276	233,008

Total, gross	$528,489	$511,297	$1,317,954	$1,299,784

Reinsurance Ceded	188,851	198,258	505,923	557,397

Total, net	$339,638	$313,039	$812,031	$742,387

The amount of annuities (Group and Individual) with life contingencies as of December 31, 2025 and 2024 were as follows:

	General Accounts		Separate Account Nonguaranteed
Individual & Group Annuities	2025	2024	2025	2024
Subject to discretionary withdrawal
At book value less current surrender charge of 5% or more	$19,099	$21,008	$—	$—
At fair value	—	—	2,018,665	1,724,554
At book value without adjustment (minimal or no charge or adjustment)	2,331,833	2,289,582	—	—
Not subject to discretionary withdrawal	18,735	19,421	—	—

Total, gross	$2,369,667	$2,330,011	$2,018,665	$1,724,554

Reinsurance ceded	4,329	4,363	—	—

Total, net	$2,365,338	$2,325,648	$2,018,665	$1,724,554

The amount included in annuities subject to discretionary withdrawal at book value less current surrender charges of 5% or more that will move to annuities subject to discretionary withdrawal at book value without adjustments was $6,053 and $8,413 respectively as of December 31, 2025 and 2024.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The amount of deposit-type contract funds as of December 31, 2025 and 2024 were as follows:

	2025	2024
Subject to discretionary withdrawal, book value	$205	$193
Not subject to discretionary withdrawal	376,214	381,819

Total, gross	376,419	382,012
Reinsurance ceded	51	25

Total, net	$376,368	$381,987

Reconciliation of Reserves	2025	2024
Life & Accident & Health Annual Statement
Annuities	$2,346,619	$2,306,243
Supplementary Contracts w/ Life Contingencies	18,719	19,405
Deposit-Type Contracts	376,368	381,987

Subtotal	2,741,706	2,707,635
Separate Accounts Annual Statement	2,018,665	1,724,554

Combined Total	$4,760,371	$4,432,189

(8)	Liability for Accident and Health Reserves

Activity in the liabilities for accident and health policy reserves and policy claims is summarized in the following table. The liabilities for accident and health policy reserves and policy claims include policy and contract claims in process and the corresponding claims reserve. The amounts are included as a component of the aggregate reserves for accident and health policies and the policy and contract claims presented in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

	2025	2024	2023
Liability beginning of year, net of reinsurance	$561,319	$595,190	$616,497
Incurred related to:
Current year	525,859	494,887	515,006
Prior years	(52,553)	(53,420)	(51,862)

Total incurred	473,306	441,467	463,144

Paid related to:
Current year	305,019	278,852	269,844
Prior years	174,153	196,486	214,607

Total paid	479,172	475,338	484,451

Liability end of year, net of reinsurance	$555,453	$561,319	$595,190

Reinsurance recoverable on paid losses was approximately $23 and $28 as of December 31, 2025 and 2024, respectively.

The liability for unpaid policy claims is comprised of claims incurred but not reported and claims reported and in course of settlement. The accident and health policy reserve includes a claim reserve of approximately $430,460 and $440,869 in 2025 and 2024, respectively, which represents the estimated present value of future benefits.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus also included $23,366 and $18,413 of life contract claims as of December 31, 2025 and 2024, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $52,553 in 2025 from the prior year estimate. This decrease overall includes better than expected experience of approximately $47,869 for disability, $2,498 for group medical, and worse than expected experience of approximately $2,186 for cancer/individual medical.

The provision for A&H benefits pertaining to prior years decreased approximately $53,420 in 2024 from the prior year estimate. This decrease overall includes better than expected experience of approximately $34,344 for disability, $23,030 for group medical, and worse than expected experiences of approximately $3,954 for cancer/individual medical.

The provision for A&H benefits pertaining to prior years decreased approximately $51,862 in 2023 from the prior year estimate. This decrease overall includes better than expected experience of approximately $38,012 for disability, $537 as group medical, and approximately $16,774 in all other lines of A&H business, and worse than expected experiences of approximately $3,461 for cancer/individual medical.

The Company did not incur additional expense stemming from lawsuits for extra contractual obligations or bad faith in 2025, 2024 or 2023.

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the Company’s statutory financial statements as of December 31, 2025 and 2024.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware (the “Court”). The proposed Plan of Rehabilitation of Scottish Re was filed in the Court on June 30, 2020. On July 18, 2023, Scottish Re was declared insolvent and ordered to liquidate by the Court. As set forth in the Liquidation and Injunction Order (the “Order”), all agreements of reinsurance issued by Scottish Re were canceled September 30, 2023. At the time of cancellation, reinsurance recoverables on paid losses of approximately $2,454 related to Scottish Re were written off. Additionally, the Company removed an associated reserve credit of approximately $10,567 as of September 30, 2023. See Note 17 for impact of liquidation on Mid-Continent Life block of business.

The Company established a liquidation receivable of approximately $2,230, net of impairment of approximately $2,230; however, the timing of the receipt of payment is currently not known as the final liquidation policy and procedures documents have not yet been finalized by the Court. The liquidation receivable is an encumbered asset, and as a result, the Company elected to non-admit the full receivable. The Company will continue to monitor developments related to the Order, including any expected recovery of outstanding amounts receivable. On January 22, 2026, the Deputy Receiver on behalf of Scottish Re distributed procedures and established a Bar Date of June 23, 2027, for submission of general claims. The Company is reviewing these procedures and will continue to monitor the liquidation plan as details emerge.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

For reinsurance arrangements outside of Scottish Re, the estimated amounts that reduced the reserves for future policy benefits as of December 31, 2025 and 2024 for reinsurance ceded were approximately $842,290 and $881,624, respectively. As of December 31, 2025 and 2024, amounts that reduced the reserves for future policy benefits of approximately $484,248 and $521,950, respectively, were associated with one reinsurer.

As of December 31, 2025 and 2024, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2025	2024
Hannover Reassurance (Ireland) LTD	$28,278	$19,315
Hannover Life Reassurance Company	2,420	2,775

Total group	$30,698	$22,090

Reinsurance agreements in effect for life insurance policies provide for retention amounts that vary according to the age of the insured and the type of risk. The maximum retention for most life insurance plans is $500. Lower limits apply for certain coverages. Higher amounts, not exceeding $1,000, are retained for certain policies that were reinsured under agreements terminated on September 30, 2023, due to the liquidation of Scottish Re. The maximum retention for currently issued group life insurance is $25, and the maximum retention for Latin American individual life insurance is $250. As of December 31, 2025 and 2024, the face amounts of life insurance in force that are reinsured amounted to approximately $5,645,625 and $6,184,600, respectively (approximately 12.78% and 15.06% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits and commission allowances, are as follows for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Reinsurance ceded	$70,722	$71,119	$107,609
Reinsurance assumed	3,801	4,581	29,904

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $141,445, $159,664, and $163,673 for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2025 or 2024.

The Company had no certified reinsurance rating downgraded or status subject to revocation. The Company had no reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(10)	Federal Home Loan Bank Funding Agreement

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka, KS. Through its membership, the Company has issued debt to the FHLB Topeka in exchange for cash advances in the amount of $194,500 and $358,500 in funding agreements. The Company evaluates the agreements issued to the FHLB on an individual basis and accounts for them according to the substance of the individual arrangement. Funding agreements, including those used in an investment spread capacity, are accounted for in accordance with SSAP No. 52, Deposit-Type Contracts. Any funds obtained from the FHLB Topeka for use in general operations are accounted for consistently with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, the Company has acquired 256 shares of FHLB common stock with a total carrying value of approximately $25,625 and $27,218 as of December 31, 2025 and 2024, respectively.

(a) FHLB Capital Stock

Aggregate totals as of December 31, 2025 and 2024:

	2025	2024
Membership Stock-Class A	$600	$600
Activity stock	24,385	25,938
Excess stock	640	680

Aggregate total	$25,625	$27,218

Actual or estimated borrowing capacity as determined by the insurer	$633,819	$629,395

As of December 31, 2025, $100 of Class A membership stock is eligible for redemption within six months. The remaining Class A membership stock is not eligible for redemption.

(b) Collateral Pledged to FHLB

The Company is required to maintain a collateral security deposit against these borrowings with the custodian bank. As of December 31, 2025, assets having a fair value and carrying value of $744,656 and $881,238, respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2025, the maximum amount pledged had a fair value and a carrying value of $786,608 and $941,851, respectively. Total aggregate borrowings at the time of maximum collateral were $592,500.

As of December 31, 2024, assets having a fair value and carrying value of $753,626 and $927,095 respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2024, the maximum amount pledged had a fair value and a carrying value of $822,391 and $1,027,304, respectively. Total aggregate borrowings at the time of maximum collateral were $587,500.

(c) FHLB Borrowings

As of December 31, 2025 and 2024, the face amount and carrying value of borrowings accounted for as debt were $194,500 and $224,000, respectively. These borrowings have issue dates ranging from 2016 to 2025.

Interest accrues at a rate of 1.13% to 4.17%. The effective interest rate was 2.97%. FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on one of these borrowings. If FHLB exercises its conversion option, the Company may prepay the advance in full or in part without fee on the initial rate reset date and any subsequent rate reset date.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

Interest paid on advances during the years ended December 31, 2025, 2024 and 2023 was approximately $6,496, $7,301, and $9,158, respectively, and is included in investment expenses in net investment income in the accompanying Statutory Statements of Operations. As of December 31, 2025 and 2024, $499 and $557 in interest were due on these advances for each year, respectively.

The maximum amount of aggregate borrowings during the year was $592,500.

Scheduled maturities (excluding interest) of the above indebtedness as of December 31, 2025 were as follows:

2026	$90,500
2027	66,500
2028	37,500

$194,500

(11)	Income Taxes

The Company determined its income taxes pursuant to SSAP No. 101, Income Taxes, for the year ended December 31, 2025 and 2024.

The Company’s net deferred tax assets and deferred tax liabilities as of December 31 and the change from the prior year are comprised of the following components:

	2025			2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$147,994	$4,659	$152,653	$143,459	$1,460	$144,919	$4,535	$3,199	$7,734
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	147,994	4,659	152,653	143,459	1,460	144,919	4,535	3,199	7,734
Deferred tax asset nonadmitted	72,653	105	72,758	64,960	—	64,960	7,693	105	7,798

Sub-total net admitted deferred tax assets	75,341	4,554	79,895	78,499	1,460	79,959	(3,158)	3,094	(64)
Deferred tax liabilities	29,418	3,375	32,793	26,116	6,127	32,243	3,302	(2,752)	550

Net admitted deferred tax assets (liabilities)	$45,923	$1,179	$47,102	$52,383	$(4,667)	$47,716	$(6,460)	$5,846	$(614)

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2025 and 2024 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2025 and 2024, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. Therefore, no statutory valuation allowance adjustments are needed in 2025 or 2024.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The Company’s admission calculation components are as follows:

	2025			2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b)   Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	45,923	1,179	47,102	47,395	321	47,716	(1,472)	858	(614)
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	99,348	—	—	99,159	—	—	189
Lesser of b(1) or b(2)	45,923	1,179	47,102	47,395	321	47,716	(1,472)	858	(614)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	29,418	3,375	32,793	31,104	1,139	32,243	(1,686)	2,236	550

(d) Deferred tax assets admitted
Total ((a) + (b) + (c ))	$75,341	$4,554	$79,895	$78,499	$1,460	$79,959	$(3,158)	$3,094	$(64)

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	690%	762%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$622,323	$661,061

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted deferred tax assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Changes in Capital and Surplus):

	2025	2024	Change
Gross deferred tax assets	$152,653	$144,919	$7,734
Gross deferred tax liabilities	32,793	32,243	550

Net deferred tax assets/deferred tax liabilities	119,860	112,676	7,184
Tax effect of unrealized (gains)	480	(5,173)	5,653

Net deferred income taxes	$119,380	$117,849	$1,531

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2025		2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$147,994	$4,659	$143,459	$1,460	$4,535	$3,199
Percentage of adjusted gross deferred tax assets attributabe to the impact of tax planning strategies	—%	3.1%	—%	1.0%	—%	2.1%
Net admitted adjusted gross deferred tax assets	$75,341	$4,554	$78,499	$1,460	$(3,158)	$3,094
Percentage of net admitted adjusted gross deferred tax asset attributable to the impact of tax planning strategies	—%	5.7%	—%	1.8%	—%	3.9%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2025	2024	Change
Current federal income tax – operations	$44,836	$55,773	$(10,937)
Foreign income tax	—	—	—

Subtotal	44,836	55,773	(10,937)

Current federal income tax on capital gains taxes incurred	(967)	(6,136)	5,169

Federal and foreign income taxes incurred	$43,869	$49,637	$(5,768)

	2024	2023	Change
Current federal income tax – operations	$55,773	$48,110	$7,663
Foreign income tax	—	—	—

Subtotal	55,773	48,110	7,663
Current federal income tax on capital gains taxes incurred	(6,136)	263	(6,399)

Federal and foreign income taxes incurred	$49,637	$48,373	$1,264

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2025	2024	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$17,300	$16,941	$359
Policyholder reserves	26,159	24,291	1,868
Deferred acquisition costs	74,060	68,835	5,225
Fixed assets	—	6,784	(6,784)
Compensation and benefits accrual	14,147	13,640	507
Pension accrual	—	—	—
Receivables – nonadmitted	15,221	11,537	3,684
Other	1,107	1,431	(324)

Subtotal	147,994	143,459	4,535
Nonadmitted	72,653	64,960	7,693

Admitted ordinary deferred tax assets	75,341	78,499	(3,158)

Capital:
Investments	3,473	1,133	2,340
Real Estate	1,180	321	859
Other	6	6	—

Subtotal	4,659	1,460	3,199
Nonadmitted	105	—	105

Admitted capital deferred tax assets	4,554	1,460	3,094

Admitted deferred tax assets	79,895	79,959	(64)

Deferred tax liabilities:
Ordinary:
Investments	1,529	1,336	193
Fixed assets	2,243	—	2,243
Deferred and uncollected premium	21,433	19,568	1,865
Other	4,213	5,212	(999)

Subtotal	29,418	26,116	3,302

Capital:
Investments	3,375	6,127	(2,752)

Subtotal	3,375	6,127	(2,752)

Deferred tax liabilities	32,793	32,243	550

Net deferred tax assets	$47,102	$47,716	$(614)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The following items are included in other ordinary deferred tax liabilities:

	2025	2024	Change
Change in reserve method	$8	$1,664	$(1,656)
Scottish Re liquidation receivable allowances	1,962	1,962	—
Investments Other Bonds, Stocks, and Real Estate	1,862	1,262	600
Other (items <5% of total ordinary tax liabilities)	381	324	57

Total	$4,213	$5,212	$(999)

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

	2025	Effective 2025 tax rate	2024	Effective 2024 tax rate	2023	Effective 2023 tax rate
Income before taxes and realized capital gains	$278,611	—%	$284,260	—%	$241,133	—%
Income tax expense at 21% statutory rate	58,508	21.00%	59,694	21.00%	50,638	21.00%
Increase (decrease) in tax resulting from:
Dividends received deduction	(1,430)	-0.5%	(1,755)	-0.6%	(1,081)	-0.4%
Nondeductible expenses for meals and other items	(944)	-0.3%	(482)	-0.2%	(68)	0.0%
Management fees	(2,941)	-1.1%	(3,570)	-1.3%	(2,667)	-1.1%
Tax credits	(1,749)	-0.6%	(1,795)	-0.6%	(1,717)	-0.7%
Tax-exempt income	(1,985)	-0.7%	(2,028)	-0.7%	(2,089)	-0.9%
Tax adjustment for IMR	(1,181)	-0.4%	(1,653)	-0.6%	(2,117)	-0.9%
Deferred tax benefit on nonadmitted assets	(3,684)	-1.3%	(148)	-0.1%	(307)	-0.1%
Timing differences on realized gains and losses	(257)	-0.1%	(2,123)	-0.7%	(1,037)	-0.4%
Prior year return to provision and amended return adjustments	(1,032)	-0.4%	(1,666)	-0.6%	(919)	-0.4%

Total income tax expected	$43,305	15.6%	$44,474	15.6%	$38,636	16.1%

Current income taxes incurred (excludes tax on net realized gains and losses)	$44,836	16.1%	$55,773	19.6%	$48,110	20.0%

Net change in deferred income taxes (excludes tax on unrealized gains and losses)	(1,531)	-0.5%	(11,299)	-4.0%	(9,474)	-3.9%

Total income tax reported	$43,305	15.6%	$44,474	15.6%	$38,636	16.1%

As of December 31, 2025, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes. For purposes of the Corporate Alternative Minimum Tax (“CAMT”), the Company is a nonapplicable reporting entity.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2025	$—	$—	$—
December 31, 2024	$—	$—	$—
December 31, 2023	$—	$—	$—

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2025, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	Home Rentals Inc.
American Public Life Insurance Company	Apple Creek Apartments, Inc.
American Fidelity Securities, Inc.	American Fidelity International Holdings, Inc.
Market Place Realty Corporation	AF Apartments, Inc.
American Fidelity General Agency, Inc.	American Fidelity Property Services, LLC
First Financial Securities of America, Inc.	American Fidelity Community Services, Inc.
American Fidelity Property Company	InvesTrust
AF Professional Employment Group, LLC	American Fidelity Administrative Services, LLC
Alcott HR Group, LLC	Cameron Ventures International I, Inc.

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2025, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2025, the Company has no AMT credit carryforward.

The Company files income tax returns in the US federal jurisdiction and various states. The tax years 2020 through 2025 remain open to US federal, state, and local income tax examinations. The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(12)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $12,000, $0, and $5,000 to the Plan during the years ended December 31, 2025, 2024 and 2023, respectively. AFC also offers certain postretirement benefits other than the Plan.

The Company participates in a defined-contribution thrift and profit-sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $16,601, $14,743, and $14,136 to this plan during the years ended December 31, 2025, 2024 and 2023, respectively.

(13)	Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as investment real estate. Rental income on these properties is included in the Statutory Statements of Operations as net investment income.

Investment real estate held for lease is as follows as of December 31:

	2025	2024
Land and buildings, net of encumbrances	$28,761	$32,561
Less accumulated depreciation	(12,612)	(12,461)

Net investment in real estate held for lease	$16,149	$20,100

Rent expense for the years ended December 31, 2025, 2024 and 2023 was approximately $29,669, $28,556, and $26,832, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2025 under noncancelable long-term leases for office space are as follows:

2026	$7,355
2027	7,435
2028	7,037
2029	7,015
2030	7,140
Thereafter	53,376

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(14)	Transactions with Affiliates

The following is a summary of the significant ownership and affiliated entity relationships that existed as of December 31, 2025:

William M. Cameron and Lynda L. Cameron	Cameron Ventures, LLC and its affiliate
Cameron Associates, Inc.	American Fidelity Community Services, Inc.
American Fidelity Corporation	American Fidelity General Agency, Inc.
American Public Life Insurance Company	American Fidelity Property Company and its affiliates
American Fidelity International Ltd.	American Fidelity Property Services, LLC
American Fidelity Global Solutions Ltd.	Home Rentals, Inc. and its affiliates
American Fidelity Administrative Services, LLC	InvesTrust Wealth Management, LLC and its affiliates
American Fidelity Securities, Inc.	InvesTrust
First Fidelity Bancorp, Inc. and its affiliates	Market Place Realty Corporation
First Financial Securities of America, Inc.	Oklahoma Winery Partners, LLC
9000 Broadway Owners Association, LLC	Chateau Cameron, LP and its affiliates
AF Apartments, Inc.	Cameron Capital Management, Inc. and its affiliates
AF Professional Employment Group, LLC	Cameron Family Legacy Fund, LP and its affilitates
Alcott HR Group, LLC, and its affiliates	Cameron Brokerage, LLC and its affiliates
American Fidelity International Holdings, Inc. and its affiliates
Cameron Enterprises A Limited Partnership and its affiliates

See ultimate parent and ownership disclosed in Note 1a. The operations of the Company may not be indicative of those that would have occurred had the company operated as a stand-alone entity. As of December 31, 2025, the Company reported approximately $1,132 as a net amount receivable from AFC. As of December 31, 2024 and 2023, the Company reported approximately $15 and $5,237, respectively, as a net amount payable to AFC.

The Company leases office space from an affiliate company, Cameron Family Legacy Fund, LP. The rent payments associated with this lease were approximately $13,707, $13,304, and $12,540 in 2025, 2024 and 2023, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no mark-up. During the years ended December 31, 2025, 2024 and 2023, the Company paid management fees to AFC totaling approximately $9,325, $23,382 and $10,029, respectively.

The Company leases automobiles, furniture, and equipment from CEALP that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2025, 2024 and 2023, payments under these leases were approximately $13,416, $12,550 and $11,831, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to American Fidelity International Ltd. (AFIL), formerly American Fidelity International Bermuda Ltd. AFIL. paid management fees to the Company of approximately $5,917, $5,549 and $3,078 for each of the years ended December 31, 2025, 2024 and 2023.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to APL. APL paid management fees to the Company of approximately $2,200, $2,200 and $2,200 for each of the years ended December 31, 2025, 2024 and 2023.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

During the years ended December 31, 2025, 2024 and 2023, the Company paid investment advisory fees to a subsidiary of the partnership that owns a controlling interest in AFC totaling approximately $26,920, $28,561 and $26,781, respectively.

On January 26, 2026, the Company was named beneficiary of a line of credit established by AFIL for $4,600 in relation to certain term life business reinsured by AFIL.

(15)	Commitments and Contingencies

(a) Commitment

As of December 31, 2025 and 2024, the Company had future commitments of $24,664 and $27,086, respectively, on its investments in limited partnerships, and $4,404 and $4,290, respectively in bank loans. These limited partnerships are part of the Company’s private equity program. Underlying partnership assets are primarily unaffiliated common or preferred stocks. The funding commitments relate to future equity stakes taken in a portfolio of private companies.

(b) Guaranty Association Assessments

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2025 and 2024, liabilities for guaranty association assessments totaled approximately $1,127 and $1,456, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2025, 2024 and 2023.

(c) Litigation

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

(16)	Health Savings Accounts

The Company acts as a custodian and administrator for health savings accounts (HSA). As of December 31, 2025 and 2024, the Company reported $245,363 and $239,356, respectively, of cash held as a custodian for HSA accounts in cash and short-term investments respectively. The Company maintains an offsetting liability of $245,363 and $239,356, respectively, in other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

(17)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $471,250 and $509,913 to HLR and maintaining a funds withheld liability as of December 31, 2025 and 2024, respectively.

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $172,508 and $206,805 for 2025 and 2024, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2025 and 2024. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying Statutory Statements of Operations. Premium income, reserve increases, and benefits paid related to this block are reported as

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying Statutory Statements of Operations.

As indicated in Note 9, one of the Company’s reinsurers, Scottish Re, was declared insolvent and ordered liquidated by the Court. Reinsurance coverage was cancelled as of September 30, 2023. As a result of the cancellation of the treaty, the reinsurance recoverable on paid losses of approximately $1,865 and the reserve credit of approximately $1,983 related to Scottish Re for the MCL block of business were transferred to Hannover in accordance with the assumption agreement between the Company and Hannover. In addition, the Company recorded a liquidation receivable of approximately $11,504, net of impairment of $11,504, which was also transferred to Hannover in accordance with that same assumption agreement.

(18)	Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2025		2024
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$54,666	$4,793	$45,737	$4,420
Ordinary renewal	91,018	61,508	83,333	56,891
Group Life	119	119	156	156

Total	$145,803	$66,420	$129,226	$61,467

(19)	Managing General Agents and Third-Party Administrators

There are no Managing General Agents or Third-Party Administrators arrangements with direct written premium greater than 5% of surplus as of December 31, 2025, 2024 and 2023, respectively. Total aggregate direct written premium was approximately $1,126, $3,766 and $26,165 as of December 31, 2025, 2024 and 2023, respectively.

(20)	Guaranty Assessments

As of December 31, 2025 and 2024, the Company did not receive notice of any assessments that would have a material financial impact.

The amount of recognized liabilities under SSAP No. 35R Accounting for Guaranty Funds and Other Assessments is approximately $1,127 and $1,456 as of December 31, 2025 and 2024, respectively, and the related asset for premium tax credits is approximately $317 and $317 as of December 31, 2025 and 2024, respectively. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025 and 2024

(Dollar amounts in thousands)

	2025	2024
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,509	$1,263
Decreases current year:
Premium tax offset applied	286	237
Payments on insolvencies which were set up as payables prior to the current year	95	521
Reduction in the estimated assessment liability based on the new projections at the end of the current year	325	—
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	144	563
Increase in the estimated assessment liability based on the new projections at the end of the current year	420	441

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,367	$1,509

(21)	Subsequent Events

There have been no events occurring subsequent to December 31, 2025 which may have a material effect on the financial condition of the Company that have not already been disclosed elsewhere. The Company has evaluated events subsequent through April 14, 2026, the date the statutory audited financial statements were issued.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I - Summary of Investments-Other than Investments in Related Parties

Year ended December 31, 2025

(Dollar amounts in thousands)

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
Bonds:
Issuer Credit Obligations:
US Treasury	$703	$695	$703
Other US Government	350,819	301,335	350,819
Non-Sovereign	9,971	7,932	9,971
Municipal	630,643	481,466	630,643
Project Finance Bonds	174,891	156,690	174,891
Corporates	2,101,842	1,873,446	2,101,842
Bonds Issued by Funds Representing Operating Entities	197,449	182,998	197,449
Other Issuer Credit Obligations	54,890	50,815	54,890
Asset-Backed Securities:
Agency Mortgage-Backed	632,481	547,966	632,481
Non-Agency Mortgage-Backed	129,935	103,260	129,935
Non-Agency CLOs	292,729	293,887	292,729
Other Asset-Backed Securities	116,204	113,210	116,204

Total bonds:	4,692,557	4,113,700	4,692,557
Equity securities:
Preferred stock	$5,223	$6,426	$6,102
Common stock - unaffiliated	240,231	226,416	226,416

Total equity securities:	245,454	232,842	232,518
Mortgage loans on real estate	735,371	699,920	735,371
Real estate	18,390	20,880	18,390
Cash and short-term investments	345,068	345,068	345,068
Contract loans	55,595	55,595	55,595
Other long-term investments	200,406	208,245	207,088
Receivable for securities	1,420	1,420	1,420

Total investments	$6,294,261	$5,677,670	$6,288,007

¹	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost.

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2025

(Dollar amounts in thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2025
Life	$—	$812,032	$—	$24,204	$265,599	$60,562	$58,408	$—	$99,840	—
Annuity	—	2,346,619	—	273	259,756	115,851	291,902	—	41,284	—
Supplementary
Contract	—	18,719	—	16,394	611	653	2,018	—	(41)	—
Accident and
Health	—	956,328	5,539	140,078	1,108,633	50,133	483,714	—	471,861	—

Total	$—	$4,133,698	$5,539	$180,949	$1,634,599	$227,199	$836,042	$—	$612,944	—

2024
Life	$—	$742,387	$—	$19,196	$234,648	$60,461	$51,147	$—	$78,428	—
Annuity	—	2,306,243	—	249	248,234	113,128	279,152	—	41,873	—
Supplementary
Contract	—	19,404	—	16,977	1,372	718	2,093	—	(53)	—
Accident and
Health	—	930,726	5,426	133,881	1,050,266	39,361	457,185	—	436,004	—

Total	$—	$3,998,760	$5,426	$170,303	$1,534,520	$213,668	$789,577	$—	$556,252	—

2023
Life	$—	$681,386	$—	$21,739	$207,940	$55,063	$48,358	$—	$61,931	—
Annuity	—	2,267,630	—	162	237,502	100,702	211,272	—	68,336	—
Supplementary
Contract	—	19,614	—	17,507	235	696	2,134	—	12	—
Accident and
Health	—	911,486	5,491	149,633	1,044,994	39,785	480,031	—	446,425	—

Total	$—	$3,880,116	$5,491	$189,041	$1,490,671	$196,246	$741,795	$—	$576,704	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2025

(Dollar amounts in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2025:
Life insurance in force	$44,164	$5,646	$—	$38,518	N/A
Premiums:
Life insurance	$576,424	$51,069	$—	$525,355	N/A
Accident and health insurance	1,124,485	19,653	3,801	1,108,633	0.34%

Total premiums	$1,700,909	$70,722	$3,801	$1,633,988	0.23%

Year ended December 31, 2024:
Life insurance in force	$41,078	$6,185	$—	$34,893	N/A
Premiums:
Life insurance	$531,749	$48,867	$—	$482,882	N/A
Accident and health insurance	1,067,938	22,253	4,581	1,050,266	0.44%

Total premiums	$1,599,687	$71,120	$4,581	$1,533,148	0.30%

Year ended December 31, 2023:
Life insurance in force	$38,475	$6,592	$—	$31,883	N/A
Premiums:
Life insurance	$495,652	$50,210	$—	$445,442	N/A
Accident and health insurance	1,072,489	57,399	29,904	1,044,994	2.86%

Total premiums	$1,568,141	$107,609	$29,904	$1,490,436	2.01%

See accompanying independent auditors’ report.

PART C – OTHER INFORMATION

ITEM 27.	EXHIBITS

a	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C. Incorporated by reference to Exhibit 1 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

c	Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. Incorporated by reference to Exhibit 3 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 11 to Form N-4 filed on April 30, 2012.

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 19 to Form N-4 filed on April 30, 2020.

c.5	Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021. Incorporated by reference to Exhibit 3.5 to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

c.6	Sixth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2024. Incorporated by reference to Exhibit 3.6 to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2025.

d.1*	Flexible Premium Group Variable Annuity.

e.1*	Section 457(b) Deferred Compensation Plan Participation Agreement.

e.2*	Section 457 Group Variable Annuity Master Application.

f.1	Articles of Incorporation of American Fidelity Assurance Company as amended. Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

f.2*	Second Amended and Restated Bylaws of American Fidelity Assurance Company dated May 26, 2020.

h.1	Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.1	Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.

h.1.2	Amendment No. 2 to Fund Participation and Service Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.2 to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

h.1.3	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.4	Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.5	Amendment No. 1 to Business Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.5 to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

h.2	Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997. Incorporated by Reference to Exhibit 8.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

h.2.1	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). Incorporated by Reference to Exhibit 8.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

h.2.2	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

h.2.3	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010. Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.4	Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011. Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.5	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017. Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.2.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation. Incorporated by reference to Exhibit 8.18 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

h.2.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999. Incorporated by reference to Exhibit 8.19 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

h.2.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005. Incorporated by reference to Exhibit 8.23 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

h.2.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010. Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017. Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.2.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.3.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

h.3*	Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated December 8, 2025.

h.4	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.4.1	First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020. Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

h.4.2	Second amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2023. Incorporated by reference to Exhibit h.4.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2024.

k*	Opinion and Consent of Counsel (McAfee & Taft A Professional Corporation).

l*	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

x*	Power of Attorney.

y*	Relationship chart.

*	Filed herewith.

ITEM 28.	DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Insurance Company
Mollie Andrews 2312 NW 10th Street Oklahoma City, Oklahoma 73107	Director

Paul S. Arvin 9000 Cameron Parkway Oklahoma City, OK 73114	Assistant Vice President

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Tim Bolden 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Secretary

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Board Chair, Chief Executive Officer, Director

David R. Carpenter 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

John Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Executive Chief Financial Officer, Treasurer

Aaron Voloj Dessauer 425 W. Jefferson Street Tallahassee, Florida 32306	Director

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Board Chair, Director

Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, OK 73102	Director

Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

Weston Waller 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

A relationship chart is included as Exhibit y. The subsidiaries of American Fidelity Assurance Company reflected in the chart are recorded in the financial statements of American Fidelity Assurance Company in accordance with statutory accounting practices.

ITEM 30.	INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article XI) provide, in part, that:

(a) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of or with the consent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, or fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or did not act in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the person did not have reasonable cause to believe that his conduct was unlawful.

(b) The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of or with the consent of the Corporation as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account B.

(b) The following persons are the officers and directors of American Fidelity Securities, Inc. The principal business address for each of the following is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Board Chair

Taryn Colon	Assistant Vice President, Principal Financial Officer and Treasurer, Financial and Operations Principal

James Doherty	Principal Operations Officer

A. Faith Grant	Director; Investment Company and Variable Contract Products Principal

Courtney Keeling	Director; President, Chief Executive Officer, Chief Compliance Officer, Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President, AML Compliance Officer, Investment Company and Variable Contract Products Principal

Brandy Yelton	Secretary

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account C in 2025 were $160,989. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 29, 2026.

AMERICAN FIDELITY SEPARATE ACCOUNT C (Registrant) By: American Fidelity Assurance Company (Insurance Company)

By:	/s/ Paul S. Arvin
Paul S. Arvin, Assistant Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Insurance Company)

By:	/s/ Paul S. Arvin
Paul S. Arvin, Assistant Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of April 29, 2026.

Signature

/s/ John M. Bendheim*	/s/ Lynn Fritz*
John M. Bendheim, Director	Lynn Fritz, Director

/s/ Weston Waller*	/s/ Caroline Ikard*
Weston Waller, President (Principal Executive Officer)	Caroline Ikard, Director

/s/ Lynda L. Cameron*	/s/ Paula Marshall*
Lynda L. Cameron, Director	Paula Marshall, Director

/s/ William M. Cameron*	/s/ Tom J. McDaniel*
William M. Cameron, Chairman of the Board, Director, and Chief Executive Officer	Tom J. McDaniel, Director

/s/ John Cassil*	/s/ Jeanette Rice*
John Cassil, Senior Vice President, Executive Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Jeanette Rice, Director,

/s/ William E. Durrett*	/s/ Henry Sohn*
William E. Durrett, Senior Chairman of the Board and Director	Henry Sohn, Director

/s/ Theodore M. Elam*	/s/ David R. Carpenter*
Theodore M. Elam, Director	David R. Carpenter, Director

/s/ Mollie Andrews*	/s/ Aaron Voloj Dessauer*
Mollie Andrews, Director	Aaron Voloj Dessauer, Director

*By: /s/ Christopher T. Kenney
Christopher Kenney, Attorney in fact, pursuant to the Power of Attorney filed herewith.